Exhibit 99.2

Exhibit 99.1

Quarterly Investor Supplement

September 30, 2016

This report should be read in conjunction with Voya Financial, Inc.’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Table of Contents

Page

Consolidated

Explanatory Note on Non-GAAP Financial Information 3—5

Organizational Chart 6

Consolidated Balance Sheets 7

Consolidated Statements of Operations 8

Key Metrics 9

Operating Revenues and Operating Earnings by Segment 10

Consolidated Earnings Before Income Taxes 11

Operating Earnings by Segment (QTD) 12

Operating Earnings by Segment (YTD) 13

Adjusted Operating Earnings Before Interest, After Income Taxes 14

Adjusted Operating Return on Capital and Return on Equity 15

Ongoing Business Sources of Operating Earnings 16

DAC/VOBA Segment Trends 17

Consolidated Capital Structure 18

Consolidated Assets Under Management/Assets Under Administration 19

Retirement

Operating Earnings 21

Sources of Operating Earnings 22

Assets Under Management/Assets Under Administration 23

Assets Under Management Rollforward 24

Investment Management

Operating Earnings 26

Sources of Operating Earnings 27

Key Metrics 28

Account Value Rollforward by Source 29

Account Value by Asset Type 30

Annuities

Operating Earnings 32

Sources of Operating Earnings 33

Assets Under Management 34

Assets Under Management Rollforward 35

Individual Life

Operating Earnings 37

Sources of Operating Earnings 38

Key Metrics 39

Employee Benefits

Operating Earnings 41

Sources of Operating Earnings 42

Key Metrics 43

Page

Corporate

Operating Earnings 45

Closed Blocks

Closed Block Other Operating Earnings 47

Closed Block Variable Annuity Income (Loss) Before Income Taxes 48

Closed Block Variable Annuity Death and Living Benefits 49

Closed Block Variable Annuity Assets Under Management Rollforward 50

Investment Information

Portfolio Composition 52

Portfolio Results 53

Alternative Investment Income 54

Unrealized Gains (Losses) 55

Asset Backed Securities 56

RMBS Securities Summary 57

CMBS and Other Asset-Backed Securities Summary 58

Mortgage Loans on Real Estate 59

US and Foreign Corporate Securities 60

Exposure to European Debt—Fixed Maturities and Equity Securities 61

Reconciliations

Reconciliation of Operating Revenues and Earnings by Segment 63

Reconciliation of Operating Revenues by Segment 64

Reconciliation of Ongoing Business Adjusted Operating Earnings to Net

Income (Loss) 65—66

Reconciliation of Adjusted Operating Earnings 67—68

Reconciliation of Adjusted Operating Earnings and Calculation of

Adjusted Operating Return on Capital 69—72

Reconciliation of Ongoing Business Adjusted ROE and Capital 73

Impacts of Prepayments and Alternative Income Above (Below) Long-

Term Expectations 74

Calculation of ROE and ROC 75

Reconciliation of Operating Earnings Per Share: Book Value Per Share

Excluding AOCI 76

Reconciliation of Average Capital: Debt to Capital, Excluding AOCI 77

Reconciliation of Ongoing Business Sources of Earnings 78—80

Reconciliation of Investment Management Operating Margin, Excluding

Investment Capital 81

Additional Information

Fixed Maturity Securities—Businesses Exited Through Reinsurance 83

Ratings 84

Voya Financial

Explanatory Note on Non-GAAP Financial Information

Operating Earning Before Income Taxes

Operating earnings before income taxes is a financial measure we use to evaluate segment performance. We believe that operating earnings before income taxes provides a meaningful measure of our business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of our underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. We use the same accounting policies and procedures to measure segment operating earnings before income taxes as we do for consolidated Net income (loss). We also report operating earnings on an aggregate basis (both before and after income taxes) for both our Ongoing Business and for our Company as a whole.

Operating earnings before income taxes does not replace Net income (loss) as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Net income (loss) and Operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:

Net investment gains (losses), net of related amortization of deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions);

Income (loss) attributable to noncontrolling interest;

Income (loss) related to early extinguishment of debt;

Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and

Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Operating earnings before income taxes, when presented on a consolidated basis, also does not reflect the results of operations of our CBVA segment because this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics or generating net income. As a result of this focus on regulatory and rating agency capital, the financial results of the CBVA segment presented in accordance with GAAP tend to exhibit a high degree of volatility based on factors, such as the asymmetry between the accounting for certain liabilities and the corresponding hedging assets, and gains and losses due to changes in nonperformance risk, that are not necessarily reflective of the economic costs and benefits of our CBVA business. When we present the adjustments to Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment.

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.

Effective April 1, 2015, we disposed of, via reinsurance, retained group reinsurance policies. Consistent with our practice to exclude business (including blocks of business) exited via reinsurance or divestment from Operating earnings before income taxes and from Operating revenues, beginning in the second quarter of 2015, the revenues and expenses of this reinsured block of business are excluded from these metrics.

Effective October 1, 2015, we disposed of, via reinsurance, a block of in-force term life contracts. Consistent with our practice to exclude business (including blocks of business) exited via reinsurance or divestment from operating earnings before income taxes and from operating revenues, beginning in the fourth quarter of 2015, the revenues and expenses of these reinsured blocks of business are excluded from these metrics.

The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to Net income (loss) before income taxes, and from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes, refer to the “Reconciliations” section in this document.

Voya Financial

Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings and Ongoing Business Adjusted Operating Earnings

Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items:

DAC/VOBA and other intangibles unlocking;

The net gains included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement (“Lehman Recovery”), and losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a mean of exiting this asset class;

A gain related to the amendment or recapture of certain reinsurance agreements during 2014;

The net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012; and

Interest expense related to debt in our Corporate segment.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability. The net gain from the Lehman Brothers bankruptcy settlement, loss from the disposition of low-income housing tax credit partnerships, gain on reinsurance recapture, and impact of investment portfolio restructuring affected run-rate results and we believe that this effect is not reflective of our ongoing performance.

We report Ongoing Business operating earnings before income taxes (both adjusted and unadjusted as described above) because we believe this measure is a useful indicator of the business performance for our Ongoing Business segments, excluding the effect of our Closed Blocks and Corporate segments.

Adjusted operating earnings before income taxes and Ongoing Business adjusted operating earnings before income taxes are each non-GAAP measures. For a reconciliation of each of these non-GAAP measures to the most directly comparable U.S. GAAP measure, refer to the “Reconciliations” section in this document.

Ongoing Business Adjusted Operating ROE/ROC

We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our Ongoing Businesses. The most directly comparable U.S. GAAP measure to Ongoing Business adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, refer to the “Reconciliations” section in this document.

Operating Earnings per Share; Shareholders’ Equity/Book Value per Share, Excluding AOCI

In addition to Net income (loss) per share, we report Operating Earnings per Share because we believe that operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors.

In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view.

For a reconciliation of these non-GAAP measures to Net income (loss) per share and book value per share, refer to the “Reconciliations” section in this document.

Voya Financial

Explanatory Note on Non-GAAP Financial Information

Operating Revenues

Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items:

Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes our nonperformance spread;

Revenues related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold related to these transactions);

Revenues attributable to noncontrolling interest; and

Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties, and the elimination of intercompany investment expenses included in operating revenues.

Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment and the relative portions attributable to businesses exited through reinsurance or divestment.

The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, refer to the “Reconciliations” section in this document.

Sources of Earnings

We analyze our ongoing businesses performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees.

Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.

For a reconciliation of the sources of earnings presentation to the line items within Operating revenues and Operating benefits and expenses, refer to the “Reconciliations” section in this document.

Other Information

Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial Organizational Chart

Page 7 of 84

Voya Financial

Consolidated Balance Sheets

(in millions USD)	Balances as of 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Assets					
Total investments	97,352.4	95,639.2	92,987.7	88,491.9	91,050.0
Cash and cash equivalents	2,766.7	3,799.7	2,526.4	2,512.7	2,511.1
Assets held in separate accounts	97,975.7	96,307.3	95,774.8	96,514.8	94,721.5
Reinsurance recoverable	7,305.1	7,473.1	7,558.0	7,653.7	7,332.5
Short term investments under securities loan agreement and accrued investment income	2,056.8	2,219.4	2,120.7	1,559.0	1,664.6
Deferred policy acquisition costs, Value of business acquired	4,059.5	4,263.8	4,693.0	5,370.1	4,926.0
Goodwill and other intangible assets	227.3	239.5	245.7	250.8	258.6
Other assets [(1)]	2,336.7	2,212.9	2,879.6	3,392.4	2,974.2
Assets related to consolidated investment entities	4,542.0	4,910.5	5,221.8	12,478.1	13,245.8
Total Assets	**218,622.2**	**217,065.4**	**214,007.7**	**218,223.5**	**218,684.3**
Liabilities					
Future policy benefits and contract owner account balances	91,406.0	90,622.7	89,471.0	88,172.1	87,874.5
Liabilities related to separate accounts	97,975.7	96,307.3	95,774.8	96,514.8	94,721.5
Funds held under reinsurance agreements	773.3	802.0	781.1	702.4	1,017.6
Payables under securities loan agreements, including collateral held	2,878.0	3,012.3	2,557.9	1,485.0	1,881.7
Long-term debt	3,548.5	3,547.5	3,455.9	3,459.8	3,458.7
Other liabilities [(2)]	2,896.1	3,116.7	2,931.7	2,705.8	2,946.2
Liabilities related to consolidated investment entities	2,989.2	3,291.3	3,332.9	8,907.8	9,535.5
Total Liabilities	**202,466.8**	**200,699.8**	**198,305.3**	**201,947.7**	**201,435.7**
Shareholders' Equity					
Common stock	2.7	2.7	2.7	2.7	2.7
Treasury stock	(2,795.8)	(2,645.8)	(2,529.0)	(2,302.3)	(2,052.0)
Additional paid-in capital	23,792.3	23,604.5	23,735.1	23,716.8	23,593.4
Retained earnings (deficit)	(9,310.3)	(9,062.2)	(9,223.7)	(9,406.3)	(9,303.7)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**11,688.9**	**11,899.2**	**11,985.1**	**12,010.9**	**12,240.4**
Accumulated other comprehensive income	3,517.1	3,439.7	2,476.2	1,424.9	2,045.7
Total Voya Financial, Inc. Shareholders' Equity	**15,206.0**	**15,338.9**	**14,461.3**	**13,435.8**	**14,286.1**
Noncontrolling interest	949.4	1,026.7	1,241.1	2,840.0	2,962.5
Total Shareholders' Equity	**16,155.4**	**16,365.6**	**15,702.4**	**16,275.8**	**17,248.6**
Total Liabilities and Shareholders' Equity	**218,622.2**	**217,065.4**	**214,007.7**	**218,223.5**	**218,684.3**

[(1)] Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes.

[(2)] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes.

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Voya Financial

Consolidated Statements of Operations

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Revenues							
Net investment income	1,163.4	1,175.2	1,094.1	1,178.5	1,103.6	3,432.7	3,359.8
Fee income	857.9	826.7	825.8	837.1	871.8	2,510.4	2,644.0
Premiums	726.7	711.6	966.8	619.7	1,128.8	2,405.1	2,404.8
Net realized capital gains (losses)	(367.7)	(101.3)	10.7	(772.6)	299.1	(458.3)	39.3
Income (loss) related to consolidated investment entities	57.7	(0.8)	29.1	18.5	186.4	86.0	505.7
Other revenues	90.5	84.6	82.8	91.6	106.7	257.9	315.3
Total revenues	**2,528.5**	**2,696.0**	**3,009.3**	**1,972.8**	**3,696.4**	**8,233.8**	**9,268.9**
Benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(1,906.9)	(1,549.7)	(1,875.7)	(1,234.5)	(2,454.8)	(5,332.3)	(5,275.5)
Operating expenses	(723.6)	(716.4)	(720.2)	(788.3)	(727.8)	(2,160.2)	(2,215.2)
Net amortization of DAC/VOBA	(180.7)	(98.0)	(102.5)	(75.9)	(316.3)	(381.2)	(587.5)
Interest expense	(45.4)	(149.7)	(47.7)	(46.1)	(46.4)	(242.8)	(150.4)
Operating expenses related to consolidated investment entities	(27.8)	(29.1)	(21.9)	(71.3)	(70.8)	(78.8)	(212.5)
Total benefits and expenses	**(2,884.4)**	**(2,542.9)**	**(2,768.0)**	**(2,216.1)**	**(3,616.1)**	**(8,195.3)**	**(8,441.1)**
Income (loss) before income taxes	**(355.9)**	**153.1**	**241.3**	**(243.3)**	**80.3**	**38.5**	**827.8**

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Voya Financial
Key Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of					Year-to-Date or As of	
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Net income (loss)	**(236.5)**	**136.0**	**192.3**	**(160.4)**	**116.2**	**91.8**	**699.0**
Net income (loss) attributable to noncontrolling interest	11.6	(25.5)	0.7	(53.6)	75.9	(13.2)	183.9
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(248.1)**	**161.5**	**191.6**	**(106.8)**	**40.3**	**105.0**	**515.1**
Adjusted operating earnings before income taxes - Ongoing Business [4]	**330.2**	**307.9**	**239.4**	**340.6**	**303.1**	**877.5**	**941.2**
Operating earnings before income taxes - Ongoing Business [4]	**192.8**	**327.5**	**239.0**	**368.5**	**210.0**	**759.3**	**845.8**
Operating earnings before income taxes - Total Consolidated [4]	**108.4**	**235.1**	**169.8**	**288.4**	**137.0**	**513.3**	**689.1**
Total Voya Financial, Inc. Shareholders' Equity	**15,206.0**	**15,338.9**	**14,461.3**	**13,435.8**	**14,286.1**	**15,206.0**	**14,286.1**
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI [4]	**11,688.9**	**11,899.2**	**11,985.1**	**12,010.9**	**12,240.4**	**11,688.9**	**12,240.4**
Return on Equity:							
GAAP Return on Equity - TTM [1]	0.0 %	2.0%	2.8%	2.7%	12.3%	0.0%	12.3%
Ongoing Business Adjusted Operating Return on Equity - TTM [1] [2] [4]	12.1 %	11.5%	11.4%	12.1%	12.3%	12.1%	12.3%
Debt to Capital:							
Debt to Capital	**18.9 %**	**18.8%**	**19.3%**	**20.5%**	**19.5%**	**18.9%**	**19.5%**
Debt to Capital (Excluding AOCI) [4]	**23.3 %**	**23.0%**	**22.4%**	**22.4%**	**22.0%**	**23.3%**	**22.0%**
Per Share:							
Net income (loss) available to shareholders per common share:							
Basic	(1.24)	0.80	0.93	(0.50)	0.18	0.52	2.25
Diluted	(1.23)	0.79	0.92	(0.49)	0.18	0.51	2.23
Total Consolidated Operating earnings per share (Diluted) [4]	0.37	0.79	0.55	0.91	0.42	1.71	2.03
Book value per share (Including AOCI)	78.14	76.62	70.89	64.26	66.35	78.14	66.35
Book value per share (Excluding AOCI) [4]	60.07	59.44	58.75	57.44	56.85	60.07	56.85
Shares:							
Weighted-average common shares outstanding							
Basic	199.6	202.4	206.9	213.4	221.8	202.9	229.4
Diluted	201.5	203.5	209.1	216.0	223.6	204.7	231.3
Ending shares outstanding	194.6	200.2	204.0	209.1	215.3	194.6	215.3
Returned to Shareholders:							
Repurchase of common shares [3]	150.0	116.7	220.3	250.1	481.3	487.0	1,240.2
Dividends to shareholders	2.0	2.1	2.0	2.1	2.2	6.1	6.9
Total cash returned to shareholders	**152.0**	**118.8**	**222.3**	**252.2**	**483.5**	**493.1**	**1,247.1**

[1] Trailing twelve months calculation.

[2] Assumes a debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 32% tax rate on operating earnings and all components of operating earnings described as "after-tax", which reflects the estimated benefit of the dividend received deduction related to the Ongoing Business.

[3] Excludes commissions.

[4] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 63 of this document.

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VOYA FINANCIAL

Voya Financial

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Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Operating Revenues							
Retirement	673.8	722.3	937.7	662.5	1,137.3	2,333.8	2,331.6
Investment Management	163.0	142.4	132.2	147.9	152.6	437.6	474.3
Annuities	310.6	319.1	303.0	322.2	314.4	932.7	940.4
Individual Life	637.7	624.9	624.0	614.9	670.1	1,886.6	2,001.8
Employee Benefits	405.9	400.8	399.7	383.4	376.7	1,206.4	1,123.8
Ongoing Business [1]	**2,191.0**	**2,209.5**	**2,396.6**	**2,130.9**	**2,651.1**	**6,797.1**	**6,871.9**
Corporate	14.5	17.5	12.9	16.7	14.1	44.9	53.1
Total Closed Blocks	10.4	15.4	15.8	13.8	14.9	41.6	52.8
Total operating revenues [1]	**2,215.9**	**2,242.4**	**2,425.3**	**2,161.4**	**2,680.1**	**6,883.6**	**6,977.8**
Operating Earnings							
Retirement	62.9	140.5	103.7	137.2	80.5	307.1	333.4
Investment Management	51.5	31.8	22.7	42.4	45.6	106.0	139.5
Annuities	113.3	72.6	50.7	62.9	50.5	236.6	180.1
Individual Life	(76.2)	50.3	41.1	102.4	(10.8)	15.2	70.3
Employee Benefits	41.3	32.3	20.8	23.6	44.2	94.4	122.5
Ongoing Business [1]	**192.8**	**327.5**	**239.0**	**368.5**	**210.0**	**759.3**	**845.8**
Corporate	(77.5)	(94.3)	(73.0)	(82.1)	(75.6)	(244.8)	(177.1)
Total Closed Blocks	(6.9)	1.9	3.8	2.0	2.6	(1.2)	20.4
Total operating earnings before income taxes [1]	**108.4**	**235.1**	**169.8**	**288.4**	**137.0**	**513.3**	**689.1**
Closed Block Variable Annuity	(328.0)	56.5	46.0	(317.3)	(7.1)	(225.5)	144.0
Net investment gains (losses) and related charges and adjustments	(65.6)	(24.7)	(60.4)	(59.7)	(64.6)	(150.7)	(23.6)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(53.5)	21.2	93.5	(39.6)	(31.7)	61.2	(54.3)
Income (loss) related to businesses exited through reinsurance or divestment	1.3	0.5	1.6	(104.2)	(16.4)	3.4	(65.1)
Income (loss) attributable to noncontrolling interests	11.6	(25.5)	0.7	(53.6)	75.9	(13.2)	183.9
Income (loss) on early extinguishment of debt	(0.1)	(102.4)	(1.7)	—	(0.2)	(104.2)	(10.1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(7.1)	—	—	62.7	—	(7.1)	—
Other adjustments to operating earnings [2]	(22.9)	(7.6)	(8.2)	(20.0)	(12.6)	(38.7)	(36.1)
Total non-operating adjustments	**(464.3)**	**(82.0)**	**71.5**	**(531.7)**	**(56.7)**	**(474.8)**	**138.7**
Income (loss) before income taxes	**(355.9)**	**153.1**	**241.3**	**(243.3)**	**80.3**	**38.5**	**827.8**
Less: Income tax expense (benefit)	(119.4)	17.1	49.0	(82.9)	(35.9)	(53.3)	128.8
Net income (loss)	**(236.5)**	**136.0**	**192.3**	**(160.4)**	**116.2**	**91.8**	**699.0**
Net income (loss) attributable to noncontrolling interest	11.6	(25.5)	0.7	(53.6)	75.9	(13.2)	183.9
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(248.1)**	**161.5**	**191.6**	**(106.8)**	**40.3**	**105.0**	**515.1**

[1] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 63 of this document.

[2] Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Consolidated Operating Earnings Before Income Taxes

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Operating revenues							
Net investment income and net realized gains (losses)	957.5	950.5	900.5	950.1	934.3	2,808.5	2,817.7
Fee income	662.0	647.0	633.2	640.0	669.9	1,942.2	1,985.5
Premiums	558.7	613.0	858.1	537.1	1,044.9	2,029.8	2,080.0
Other revenue	37.7	31.9	33.5	34.2	31.0	103.1	94.6
Total operating revenues [1]	**2,215.9**	**2,242.4**	**2,425.3**	**2,161.4**	**2,680.1**	**6,883.6**	**6,977.8**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,337.0)	(1,269.9)	(1,506.4)	(1,157.9)	(1,714.5)	(4,113.3)	(4,012.2)
Operating expenses	(566.3)	(587.2)	(590.2)	(575.7)	(564.3)	(1,743.7)	(1,682.5)
Net amortization of DAC/VOBA	(158.4)	(101.7)	(112.2)	(93.0)	(218.0)	(372.3)	(451.4)
Interest expense	(45.8)	(48.5)	(46.7)	(46.4)	(46.3)	(141.0)	(142.6)
Total operating benefits and expenses	**(2,107.5)**	**(2,007.3)**	**(2,255.5)**	**(1,873.0)**	**(2,543.1)**	**(6,370.3)**	**(6,288.7)**
Operating earnings before income taxes [1]	**108.4**	**235.1**	**169.8**	**288.4**	**137.0**	**513.3**	**689.1**
Adjustments							
Closed Block Variable Annuity	(328.0)	56.5	46.0	(317.3)	(7.1)	(225.5)	144.0
Net investment gains (losses) and related charges and adjustments	(65.6)	(24.7)	(60.4)	(59.7)	(64.6)	(150.7)	(23.6)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(53.5)	21.2	93.5	(39.6)	(31.7)	61.2	(54.3)
Income (loss) related to businesses exited through reinsurance or divestment	1.3	0.5	1.6	(104.2)	(16.4)	3.4	(65.1)
Income (loss) attributable to noncontrolling interests	11.6	(25.5)	0.7	(53.6)	75.9	(13.2)	183.9
Income (loss) on early extinguishment of debt	(0.1)	(102.4)	(1.7)	—	(0.2)	(104.2)	(10.1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(7.1)	—	—	62.7	—	(7.1)	—
Other adjustments to operating earnings [2]	(22.9)	(7.6)	(8.2)	(20.0)	(12.6)	(38.7)	(36.1)
Total non-operating adjustments	**(464.3)**	**(82.0)**	**71.5**	**(531.7)**	**(56.7)**	**(474.8)**	**138.7**
Income (loss) before income taxes	**(355.9)**	**153.1**	**241.3**	**(243.3)**	**80.3**	**38.5**	**827.8**

[1] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 63 of this document.

[2] Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Operating Earnings by Segment

(in millions USD)	Three Months Ended September 30, 2016								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	420.0	6.7	267.2	213.3	28.2	935.4	12.3	9.8	957.5
Fee income	176.0	145.9	17.1	307.8	15.2	662.0	—	—	662.0
Premiums	60.4	—	22.5	111.7	363.6	558.2	—	0.5	558.7
Other revenue	17.4	10.4	3.8	4.9	(1.1)	35.4	2.2	0.1	37.7
Total operating revenues (1)	**673.8**	**163.0**	**310.6**	**637.7**	**405.9**	**2,191.0**	**14.5**	**10.4**	**2,215.9**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(290.3)	—	(163.5)	(582.0)	(286.9)	(1,322.7)	—	(14.3)	(1,337.0)
Operating expenses	(207.8)	(111.5)	(39.7)	(82.5)	(75.6)	(517.1)	(46.2)	(3.0)	(566.3)
Net amortization of DAC/VOBA	(112.8)	—	5.9	(49.4)	(2.1)	(158.4)	—	—	(158.4)
Interest expense	—	—	—	—	—	—	(45.8)	—	(45.8)
Total operating benefits and expenses	**(610.9)**	**(111.5)**	**(197.3)**	**(713.9)**	**(364.6)**	**(1,998.2)**	**(92.0)**	**(17.3)**	**(2,107.5)**
Operating earnings before income taxes (1)	**62.9**	**51.5**	**113.3**	**(76.2)**	**41.3**	**192.8**	**(77.5)**	**(6.9)**	**108.4**

	Three Months Ended September 30, 2015								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	395.1	0.4	264.8	218.8	26.8	905.9	14.4	14.0	934.3
Fee income	180.9	145.0	16.0	307.0	21.0	669.9	—	—	669.9
Premiums	543.6	—	30.1	140.2	330.2	1,044.1	—	0.8	1,044.9
Other revenue	17.7	7.2	3.5	4.1	(1.3)	31.2	(0.3)	0.1	31.0
Total operating revenues (1)	**1,137.3**	**152.6**	**314.4**	**670.1**	**376.7**	**2,651.1**	**14.1**	**14.9**	**2,680.1**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(759.9)	—	(166.0)	(527.5)	(252.7)	(1,706.1)	—	(8.4)	(1,714.5)
Operating expenses	(210.6)	(107.0)	(38.1)	(90.1)	(71.2)	(517.0)	(43.4)	(3.9)	(564.3)
Net amortization of DAC/VOBA	(86.3)	—	(59.8)	(63.3)	(8.6)	(218.0)	—	—	(218.0)
Interest expense	—	—	—	—	—	—	(46.3)	—	(46.3)
Total operating benefits and expenses	**(1,056.8)**	**(107.0)**	**(263.9)**	**(680.9)**	**(332.5)**	**(2,441.1)**	**(89.7)**	**(12.3)**	**(2,543.1)**
Operating earnings before income taxes (1)	**80.5**	**45.6**	**50.5**	**(10.8)**	**44.2**	**210.0**	**(75.6)**	**2.6**	**137.0**

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 63 of this document.

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Operating Earnings by Segment

(in millions USD)	Nine Months Ended September 30, 2016								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	1,240.1	(16.6)	791.6	631.9	81.1	2,728.1	42.9	37.5	2,808.5
Fee income	511.3	429.6	49.3	905.2	46.8	1,942.2	—	—	1,942.2
Premiums	529.6	—	79.8	336.5	1,081.7	2,027.6	—	2.2	2,029.8
Other revenue	52.8	24.6	12.0	13.0	(3.2)	99.2	2.0	1.9	103.1
Total operating revenues [1]	**2,333.8**	**437.6**	**932.7**	**1,886.6**	**1,206.4**	**6,797.1**	**44.9**	**41.6**	**6,883.6**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(1,209.6)	—	(512.4)	(1,498.9)	(866.5)	(4,087.4)	6.7	(32.6)	(4,113.3)
Operating expenses	(647.0)	(331.6)	(119.2)	(247.9)	(232.4)	(1,578.1)	(155.4)	(10.2)	(1,743.7)
Net amortization of DAC/VOBA	(170.1)	—	(64.5)	(124.6)	(13.1)	(372.3)	—	—	(372.3)
Interest expense	—	—	—	—	—	—	(141.0)	—	(141.0)
Total operating benefits and expenses	**(2,026.7)**	**(331.6)**	**(696.1)**	**(1,871.4)**	**(1,112.0)**	**(6,037.8)**	**(289.7)**	**(42.8)**	**(6,370.3)**
Operating earnings before income taxes [1]	**307.1**	**106.0**	**236.6**	**15.2**	**94.4**	**759.3**	**(244.8)**	**(1.2)**	**513.3**

	Nine Months Ended September 30, 2015								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	1,166.1	9.9	795.0	662.0	81.3	2,714.3	52.6	50.8	2,817.7
Fee income	556.7	439.5	47.2	889.3	52.3	1,985.0	0.5	—	1,985.5
Premiums	558.0	—	87.2	438.2	994.6	2,078.0	(0.1)	2.1	2,080.0
Other revenue	50.8	24.9	11.0	12.3	(4.4)	94.6	0.1	(0.1)	94.6
Total operating revenues [1]	**2,331.6**	**474.3**	**940.4**	**2,001.8**	**1,123.8**	**6,871.9**	**53.1**	**52.8**	**6,977.8**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(1,190.7)	—	(518.7)	(1,513.9)	(768.2)	(3,991.5)	—	(20.7)	(4,012.2)
Operating expenses	(651.7)	(334.8)	(114.1)	(267.8)	(214.8)	(1,583.2)	(87.6)	(11.7)	(1,682.5)
Net amortization of DAC/VOBA	(155.8)	—	(127.5)	(149.8)	(18.3)	(451.4)	—	—	(451.4)
Interest expense	—	—	—	—	—	—	(142.6)	—	(142.6)
Total operating benefits and expenses	**(1,998.2)**	**(334.8)**	**(760.3)**	**(1,931.5)**	**(1,001.3)**	**(6,026.1)**	**(230.2)**	**(32.4)**	**(6,288.7)**
Operating earnings before income taxes [1]	**333.4**	**139.5**	**180.1**	**70.3**	**122.5**	**845.8**	**(177.1)**	**20.4**	**689.1**

[1] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 63 of this document.

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Adjusted Operating Earnings Before Interest, After Income Taxes

	Twelve Months Ended September 30, 2016								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes [(1)]	444.3	148.4	299.5	117.6	118.0	1,127.8		(326.1)	801.7
Less:									
Interest expense						—		(193.8)	(193.8)
DAC/VOBA and other intangibles unlocking	(49.9)	—	89.7	(128.5)	(4.2)	(92.9)		—	(92.9)
Gain on Lehman Recovery		2.6		—		2.6		—	2.6
Adjusted operating earnings before interest	494.2	145.8	209.8	246.1	122.2	1,218.1	—	(132.3)	1,085.8
Income tax expense	158.1	46.7	67.1	78.8	39.1	389.8		(42.3)	347.5
Adjusted operating earnings before interest and after income taxes [(1)]	**336.1**	**99.1**	**142.7**	**167.3**	**83.1**	**828.3**	**—**	**(90.0)**	**738.3**

	Twelve Months Ended December 31, 2015								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes [(1)]	470.6	181.9	243.0	172.7	146.1	1,214.3	—	(236.8)	977.5
Less:									
Interest expense	—	—	—	—	—	—	—	(194.5)	(194.5)
DAC/VOBA and other intangibles unlocking	(37.2)	—	12.5	(38.4)	(4.4)	(67.5)	—	—	(67.5)
Net gain from Lehman Recovery/LIHTC	—	—	—	—	—	—	—	1.6	1.6
Adjusted operating earnings before interest	507.8	181.9	230.5	211.1	150.5	1,281.8	—	(43.9)	1,237.9
Income tax expense	162.5	58.2	73.8	67.6	48.2	410.3	—	(14.0)	396.3
Adjusted operating earnings before interest and after income taxes [(1)]	**345.3**	**123.7**	**156.7**	**143.5**	**102.3**	**871.5**	**—**	**(29.9)**	**841.6**

[(1)] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

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Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Twelve Months Ended September 30, 2016									
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks DTA [4]	Corporate and Other Closed Blocks Other	Consolidated
Ending Capital [1]	3,919	289	1,508	2,010	382	8,108 [5]	2,880	2,131	2,118	15,237 [5]
Average Capital [3]	3,951	309	1,608	2,058	386	8,312 [5]	3,119	2,055	1,971	15,457
Adjusted operating earnings before interest and after income taxes [5]	336.1	99.1	142.7	167.3	83.1	828.3	—	—	(90.0)	738.3
Adjusted Operating Return on Capital [5]	**8.5%**	**32.1%**	**8.9%**	**8.1%**	**21.5%**	**10.0%** [5]	**N/M**	**N/M**	**N/M**	**4.8%**
Adjusted Operating Return on Equity [2] [5]						**12.1%** [5]				

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2015									
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks DTA [4]	Corporate and Other Closed Blocks Other	Consolidated
Ending Capital [1]	3,960	317	1,656	2,048	396	8,377 [5]	2,836	2,072	2,186	15,471 [5]
Average Capital [3]	3,965	329	1,689	2,327	387	8,697 [5]	2,803	2,148	2,319	15,967
Adjusted operating earnings before interest and after income taxes [5]	345.3	123.7	156.7	143.5	102.3	871.5	—	—	(29.9)	841.6
Adjusted Operating Return on Capital [5]	**8.7%**	**37.6%**	**9.3%**	**6.2%**	**26.5%**	**10.0%** [5]	**N/M**	**N/M**	**N/M**	**5.3%**
Adjusted Operating Return on Equity [2] [5]						**12.1%** [5]				

[1] Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[2] Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 32% tax rate on operating earnings and all components of operating earnings described as "after-tax", which reflects the estimated benefit of the dividend received deduction related to the Ongoing Business segments.

[3] Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015.

[4] Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards ("Federal NOLs"), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $783 million tax valuation allowance related to Federal NOLs.

[5] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 63 of this document.

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Ongoing Business Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Ongoing Business sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	393.8	386.2	344.6	385.7	369.8	1,124.6	1,131.0
Fee based margin [1]	373.7	362.0	351.9	377.3	372.7	1,087.6	1,137.8
Net underwriting gain (loss) and other revenue [1]	172.3	188.7	186.6	214.4	194.8	547.6	582.9
Administrative expenses [1]	(408.6)	(415.0)	(438.1)	(414.2)	(410.6)	(1,261.7)	(1,265.4)
Trail commissions [1]	(85.6)	(84.2)	(81.1)	(83.5)	(78.6)	(250.9)	(239.4)
DAC/VOBA and other intangibles amortization, excluding unlocking [1]	(112.8)	(129.8)	(124.5)	(139.1)	(145.0)	(367.1)	(405.7)
DAC/VOBA and other intangibles unlocking [1]	(140.0)	19.6	(0.4)	27.9	(93.1)	(120.8)	(95.4)
Operating earnings before income taxes [1]	**192.8**	**327.5**	**239.0**	**368.5**	**210.0**	**759.3**	**845.8**

[1] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 63 of this document.

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Voya Financial
DAC/VOBA Segment Trends

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Retirement							
Balance as of Beginning-of-Period	967.3	1,168.0	1,402.5	1,239.7	1,274.2	1,402.5	1,081.0
Deferrals of commissions and expenses	24.6	24.9	23.4	27.5	25.1	72.9	73.5
Amortization	(39.6)	(36.7)	(14.4)	(34.2)	(18.0)	(90.7)	(98.3)
Unlocking	(99.6)	27.7	12.7	10.5	(66.2)	(59.2)	(60.5)
Change in unrealized capital gains/losses	(38.4)	(216.6)	(256.2)	159.0	24.6	(511.2)	244.1
Balance as of End-of-Period	**814.3**	**967.3**	**1,168.0**	**1,402.5**	**1,239.7**	**814.3**	**1,239.7**
Annuities							
Balance as of Beginning-of-Period	352.9	463.4	604.6	493.4	585.7	604.6	492.3
Deferrals of commissions and expenses	23.6	30.4	35.5	37.2	29.9	89.5	73.7
Amortization	(6.9)	(53.0)	(72.8)	(20.5)	(89.0)	(132.7)	(173.7)
Unlocking	34.2	23.2	26.9	4.4	(77.4)	84.3	(58.0)
Change in unrealized capital gains/losses	(2.3)	(111.1)	(130.8)	90.1	44.2	(244.2)	159.1
Balance as of End-of-Period	**401.5**	**352.9**	**463.4**	**604.6**	**493.4**	**401.5**	**493.4**
Individual Life							
Balance as of Beginning-of-Period	2,476.9	2,567.3	2,856.8	2,675.4	2,700.1	2,856.8	2,440.4
Deferrals of commissions and expenses	36.6	42.1	35.4	44.2	35.2	114.1	105.5
Amortization	(21.1)	(37.2)	(29.0)	(42.5)	(38.0)	(87.3)	(123.2)
Unlocking	(40.9)	(2.5)	(7.7)	16.0	(6.7)	(51.1)	(7.5)
Change in unrealized capital gains/losses	(73.9)	(92.8)	(288.2)	163.7	(15.2)	(454.9)	258.8
Balance as of End-of-Period	**2,377.6**	**2,476.9**	**2,567.3**	**2,856.8**	**2,675.4**	**2,377.6**	**2,675.4**
Other (1)							
Balance as of Beginning-of-Period	67.0	82.4	84.1	84.4	89.3	84.1	91.6
Deferrals of commissions and expenses	5.0	4.9	3.9	4.1	4.8	13.8	14.2
Amortization	(2.8)	(4.6)	(4.3)	(1.8)	(9.3)	(11.7)	(19.4)
Unlocking	(0.2)	(1.5)	(2.3)	(0.2)	(2.6)	(4.0)	(4.2)
Change in unrealized capital gains/losses	0.3	(14.2)	1.0	(2.4)	2.2	(12.9)	2.2
Balance as of End-of-Period	**69.3**	**67.0**	**82.4**	**84.1**	**84.4**	**69.3**	**84.4**
Closed Block Variable Annuity							
Balance as of Beginning-of-Period	399.7	411.9	422.1	433.1	440.6	422.1	465.6
Deferrals of commissions and expenses	0.9	1.2	1.4	1.4	1.6	3.5	5.4
Amortization	(13.2)	(11.2)	(11.1)	(12.2)	(13.3)	(35.5)	(39.8)
Unlocking	9.4	(2.2)	(0.5)	(0.2)	4.2	6.7	1.9
Change in unrealized capital gains/losses	—	—	—	—	—	—	—
Balance as of End-of-Period	**396.8**	**399.7**	**411.9**	**422.1**	**433.1**	**396.8**	**433.1**
Total							
Balance as of Beginning-of-Period	4,263.8	4,693.0	5,370.1	4,926.0	5,089.9	5,370.1	4,570.9
Deferrals of commissions and expenses	90.7	103.5	99.6	113.0	96.6	293.8	273.7
Amortization	(83.6)	(142.7)	(131.6)	(108.6)	(167.6)	(357.9)	(457.0)
Unlocking	(97.1)	44.7	29.1	32.7	(148.7)	(23.3)	(130.5)
Change in unrealized capital gains/losses	(114.3)	(434.7)	(674.2)	407.0	55.8	(1,223.2)	668.9
Balance as of End-of-Period	**4,059.5**	**4,263.8**	**4,693.0**	**5,370.1**	**4,926.0**	**4,059.5**	**4,926.0**

(1) Includes Employee Benefits, Investment Management, and Other Closed Blocks.

PLAN I INVEST I PROTECT
VOYA FINANCIAL

Voya Financial

Consolidated Capital Structure

Balances as of

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015

Financial Debt

Senior bonds 2,791.9 2,790.9 2,699.4 2,703.4 2,702.4

Subordinated bonds 751.7 751.7 751.6 751.5 751.4

Other debt 4.9 4.9 4.9 4.9 4.9

Total Debt 3,548.5 3,547.5 3,455.9 3,459.8 3,458.7

Equity

Total common equity (Excluding AOCI) (1) 11,688.9 11,899.2 11,985.1 12,010.9 12,240.4

Accumulated other comprehensive income

(AOCI) 3,517.1 3,439.7 2,476.2 1,424.9 2,045.7

Total Voya Financial, Inc. Shareholders’

Equity 15,206.0 15,338.9 14,461.3 13,435.8 14,286.1

Total Equity (Excluding AOCI) (1) 11,688.9 11,899.2 11,985.1 12,010.9 12,240.4

Capital

Total Capitalization 18,754.5 18,886.4 17,917.2 16,895.6 17,744.8

Total Capitalization (Excluding AOCI) (1) 15,237.4 15,446.7 15,441.0 15,470.7 15,699.1

Debt to Capital

Debt to Capital 18.9% 18.8% 19.3% 20.5% 19.5%

Debt to Capital (Excluding AOCI) (1) 23.3% 23.0% 22.4% 22.4% 22.0%

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial

Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

Voya Financial Consolidated Assets Under Management/Assets Under Administration

As of September 30, 2016

Total AUM—AUA—Assets

General Separate Institutional/ Assets Under Under Total AUM +

(in millions USD) Account Account Mutual Funds Management Administration AUA

Retirement (1) 31,672.3 59,792.6 28,103.5 119,568.4 195,136.9 314,705.3

Investment Management 80,212.9 44,883.8 83,285.5 208,382.2 50,087.9 258,470.1

Annuities (2) 21,792.2 773.8 4,951.1 27,517.1 — 27,517.1

Individual Life (3) 12,663.1 2,529.9 — 15,193.0 — 15,193.0

Employee Benefits 1,800.9 14.7 — 1,815.6 — 1,815.6

Eliminations (73,415.7) (43,987.6) (11,240.0) (128,643.3) (48,655.0) (177,298.3)

Total Ongoing Business 74,725.7 64,007.2 105,100.1 243,833.0 196,569.8 440,402.8

Closed Block Variable Annuity 4,334.2 33,758.6 — 38,092.8 — 38,092.8

Closed Block Other 1,153.0 209.9 — 1,362.9 — 1,362.9

Total AUM and AUA 80,212.9 97,975.7 105,100.1 283,288.7 196,569.8 479,858.5

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.

(2) Includes Payout annuities.

(3) Includes assets backing interest and non-interest sensitive products.

Retirement

Voya Financial

Retirement Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015

Operating revenues

Net investment income and net realized gains (losses) 420.0 419.4 400.7 411.9 395.1 1,240.1 1,166.1

Fee income 176.0 170.2 165.1 179.4 180.9 511.3 556.7

Premiums 60.4 114.6 354.6 55.4 543.6 529.6 558.0

Other revenue 17.4 18.1 17.3 15.8 17.7 52.8 50.8

Total operating revenues 673.8 722.3 937.7 662.5 1,137.3 2,333.8 2,331.6

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (290.3) (342.7) (576.6) (278.6) (759.9) (1,209.6) (1,190.7)

Operating expenses (207.8) (213.9) (225.3) (217.9) (210.6) (647.0) (651.7)

Net amortization of DAC/VOBA (112.8) (25.2) (32.1) (28.8) (86.3) (170.1) (155.8)

Total operating benefits and expenses (610.9) (581.8) (834.0) (525.3) (1,056.8) (2,026.7) (1,998.2)

Operating earnings before income taxes 62.9 140.5 103.7 137.2 80.5 307.1 333.4

Page 22 of 84

Voya Financial

Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	185.2	190.8	177.3	188.5	176.6	553.3	531.1
Fee based margin	196.8	190.9	185.5	200.4	200.1	573.2	613.4
Net underwriting gain (loss) and other revenue	(0.9)	(4.6)	(4.0)	(7.5)	(2.0)	(9.5)	(11.8)
Administrative expenses	(166.7)	(174.0)	(187.4)	(177.1)	(172.3)	(528.1)	(534.0)
Trail commissions	(37.6)	(36.1)	(34.4)	(36.9)	(34.3)	(108.1)	(105.8)
DAC/VOBA and other intangibles amortization, excluding unlocking	(39.8)	(37.2)	(35.1)	(41.9)	(39.4)	(112.1)	(110.6)
DAC/VOBA and other intangibles unlocking	(74.1)	10.7	1.8	11.7	(48.2)	(61.6)	(48.9)
Operating earnings before income taxes	**62.9**	**140.5**	**103.7**	**137.2**	**80.5**	**307.1**	**333.4**
Gross investment income							
Fixed income	386.6	383.6	389.5	376.7	365.1	1,159.7	1,080.8
Limited partnership income	0.4	(2.5)	(2.1)	(1.4)	1.0	(4.2)	1.8
Prepayment fee income	16.3	20.8	6.3	25.5	15.7	43.4	35.2
Total gross investment income	**403.3**	**401.9**	**393.7**	**400.8**	**381.8**	**1,198.9**	**1,117.8**
Investment expenses	(17.4)	(16.7)	(15.7)	(14.6)	(15.3)	(49.8)	(44.8)
Credited interest	(229.7)	(223.2)	(218.3)	(218.6)	(213.3)	(671.2)	(619.4)
Net margin	**156.2**	**162.0**	**159.7**	**167.6**	**153.2**	**477.9**	**453.6**
Other investment income [1]	29.0	28.8	17.6	20.9	23.4	75.4	77.5
Investment spread and other investment income	**185.2**	**190.8**	**177.3**	**188.5**	**176.6**	**553.3**	**531.1**
Fee based margin							
Fee based margin - excluding Recordkeeping	157.3	152.6	146.8	156.2	157.6	456.7	481.3
Fee based margin - Recordkeeping	39.5	38.3	38.7	44.1	42.6	116.5	132.3
Fee based margin	**196.8**	**190.9**	**185.5**	**200.3**	**200.1**	**573.2**	**613.4**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial Retirement AUM/AUA

Balances as of

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015

Assets Under Management by Product Group

Corporate markets 48,963.8 46,848.4 45,588.4 45,088.6 43,215.1

Tax-exempt markets 54,796.4 52,699.4 51,850.2 51,641.9 50,226.4

Total full service plans 103,760.2 99,547.8 97,438.6 96,730.5 93,441.5

Stable value and Pension risk transfer 12,346.5 11,967.3 11,639.3 10,762.9 10,664.6

Retail wealth management 3,461.7 3,397.0 3,349.3 3,313.7 3,186.7

Total AUM 119,568.4 114,912.1 112,427.2 110,807.1 107,292.8

AUA 195,136.9 188,335.2 183,479.3 180,949.9 181,056.9

Total AUM and AUA 314,705.3 303,247.3 295,906.5 291,757.0 288,349.7

Assets Under Management by Fund Group

General account 31,672.3 31,101.3 30,502.9 29,752.6 29,324.4

Guaranteed separate account 7,522.7 7,260.9 7,093.1 6,895.6 6,872.2

Non-guaranteed separate account 52,269.9 50,260.7 49,391.2 49,746.3 47,970.2

Mutual funds / Institutional funds 28,103.5 26,289.2 25,440.0 24,412.6 23,126.0

Total AUM 119,568.4 114,912.1 112,427.2 110,807.1 107,292.8

AUA 195,136.9 188,335.2 183,479.3 180,949.9 181,056.9

Total AUM and AUA 314,705.3 303,247.3 295,906.5 291,757.0 288,349.7

Page 24 of 84

Voya Financial
Retirement AUM Rollforward

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Full service - Corporate markets							
Assets under management, beginning of period	46,848.4	45,588.4	45,088.5	43,215.1	45,317.2	45,088.5	43,806.9
Transfer/Single deposits	1,036.7	868.6	711.2	1,439.1	922.8	2,616.5	2,646.5
Recurring deposits	1,173.8	1,178.5	1,342.8	1,026.6	1,068.3	3,695.1	3,393.3
Total Deposits	2,210.5	2,047.1	2,054.0	2,465.7	1,991.1	6,311.6	6,039.8
Surrenders, benefits, and product charges	(1,787.3)	(1,641.1)	(1,713.5)	(2,106.0)	(1,572.6)	(5,141.9)	(5,075.7)
Net Flows	423.2	406.0	340.5	359.7	418.5	1,169.7	964.1
Interest credited and investment performance	1,692.2	854.0	159.4	1,513.7	(2,520.6)	2,705.6	(1,556.0)
Transfer to reinsurer [3] / between markets	—	—	—	—	—	—	—
Assets under management, end of period	**48,963.8**	**46,848.4**	**45,588.4**	**45,088.5**	**43,215.1**	**48,963.8**	**43,215.1**
Full service - Tax-exempt markets							
Assets under management, beginning of period	52,699.4	51,850.2	51,641.9	50,226.4	55,415.5	51,641.9	53,896.6
Transfer/Single deposits	957.7	325.7	253.4	374.8	299.7	1,536.8	1,457.1
Recurring deposits	693.3	751.0	807.4	734.6	678.3	2,251.7	2,239.6
Total Deposits	1,651.0	1,076.7	1,060.8	1,109.4	978.0	3,788.5	3,696.7
Surrenders, benefits, and product charges	(997.7)	(995.0)	(1,051.2)	(1,071.5)	(3,110.2)	(3,043.9)	(5,394.5)
Net Flows	653.1	81.7	9.6	37.9	(2,132.2)	744.6	(1,697.8)
Interest credited and investment performance	1,443.9	767.5	198.7	1,377.5	(1,939.2)	2,410.1	(854.7)
Transfer to reinsurer [3] / between markets [4]	—	—	—	—	(1,117.8)	—	(1,117.8)
Assets under management, end of period	**54,796.4**	**52,699.4**	**51,850.2**	**51,641.9**	**50,226.4**	**54,796.4**	**50,226.4**
Stable value [1] and Pension risk transfer							
Assets under management, beginning of period	11,967.3	11,639.3	10,762.9	10,664.6	8,974.8	10,762.9	8,778.4
Transfer/Single deposits	381.8	258.3	719.2	259.9	633.9	1,359.3	1,103.3
Recurring deposits	129.3	101.5	105.7	75.0	73.5	336.5	158.3
Total Deposits	511.1	359.8	824.9	334.9	707.4	1,695.8	1,261.6
Surrenders, benefits, and product charges	(213.1)	(153.6)	(108.7)	(232.3)	(150.2)	(475.4)	(565.2)
Net Flows	298.0	206.2	716.2	102.6	557.2	1,220.4	696.4
Interest credited and investment performance	81.2	121.8	160.2	(4.3)	15.0	363.2	72.0
Transfer to reinsurer [3] / between markets [4]	—	—	—	—	1,117.8	—	1,117.8
Assets under management, end of period	**12,346.5**	**11,967.3**	**11,639.3**	**10,762.9**	**10,664.6**	**12,346.5**	**10,664.6**
Retail wealth management							
Assets under management, beginning of period	3,397.0	3,349.3	3,313.7	3,186.7	3,276.0	3,313.7	3,211.4
Transfer/Single deposits	236.5	250.0	242.3	259.2	257.7	728.8	752.4
Recurring deposits	0.3	0.8	0.6	0.3	0.2	1.7	1.5
Total Deposits	236.8	250.8	242.9	259.5	257.9	730.5	753.9
Surrenders, benefits, and product charges	(254.4)	(252.3)	(226.9)	(203.1)	(230.4)	(733.6)	(710.0)
Net Flows	(17.6)	(1.5)	16.0	56.4	27.5	(3.1)	43.9
Interest credited and investment performance	82.3	49.2	19.6	70.6	(116.9)	151.1	(68.8)
Transfer to reinsurer [3] / between markets	—	—	—	—	—	—	—
Assets under management, end of period	**3,461.7**	**3,397.0**	**3,349.3**	**3,313.7**	**3,186.7**	**3,461.7**	**3,186.7**
Total AUM [2]							
Assets under management, beginning of period	114,912.1	112,427.2	110,807.1	107,292.8	112,983.5	110,807.1	109,693.3
Transfer/Single deposits	2,612.7	1,702.6	1,926.1	2,333.1	2,114.1	6,241.4	5,959.4
Recurring deposits	1,996.7	2,031.8	2,256.5	1,836.6	1,820.3	6,285.0	5,792.8
Total Deposits	4,609.3	3,734.4	4,182.6	4,169.7	3,934.4	12,526.3	11,752.2
Surrenders, benefits, and product charges	(3,252.6)	(3,041.9)	(3,100.3)	(3,612.9)	(5,063.4)	(9,394.8)	(11,745.3)
Net Flows	1,356.7	692.5	1,082.3	556.8	(1,129.0)	3,131.5	6.9
Interest credited and investment performance	3,299.6	1,792.4	537.8	2,957.5	(4,561.7)	5,629.8	(2,407.4)
Transfer to reinsurer [3] / between markets	—	—	—	—	—	—	—
Assets under management, end of period	**119,568.4**	**114,912.1**	**112,427.2**	**110,807.1**	**107,292.8**	**119,568.4**	**107,292.8**

[1] Where Voya is the Investment Manager.
[2] Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager.
[3] Represents assets transferred to third parties through reinsurance transactions.
[4] Includes $1.1 billion of AUM transferred between Retirement markets.

PLAN | INVEST | PROTECT

Investment Management

Voya Financial

Investment Management Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015

Operating revenues

Net investment income and net realized gains (losses) 6.7 (8.6) (14.7) (8.8) 0.4 (16.6) 9.9

Fee income 145.9 144.4 139.3 145.1 145.0 429.6 439.5

Other revenue 10.4 6.6 7.6 11.6 7.2 24.6 24.9

Total operating revenues 163.0 142.4 132.2 147.9 152.6 437.6 474.3

Operating benefits and expenses

Operating expenses (111.5) (110.6) (109.5) (105.5) (107.0) (331.6) (334.8)

Total operating benefits and expenses (111.5) (110.6) (109.5) (105.5) (107.0) (331.6) (334.8)

Operating earnings before income taxes 51.5 31.8 22.7 42.4 45.6 106.0 139.5

Voya Financial

Investment Management Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015

Sources of operating earnings before income taxes:

Investment capital and other investment income 6.8 (8.5) (14.7) (8.7) 0.1 (16.4) 10.1

Fee based margin 156.2 150.9 146.9 156.6 152.5 454.0 464.2

Administrative expenses (111.5) (110.6) (109.5) (105.5) (107.0) (331.6) (334.8)

Operating earnings before income taxes 51.5 31.8 22.7 42.4 45.6 106.0 139.5

Page 28 of 84

Voya Financial

Investment Management Key Metrics

(in millions USD)	Balances as of 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Balances as of 9/30/2016	9/30/2015
Client Assets by Source:							
External clients							
Investment Management sourced	72,813.2	71,034.0	69,472.4	68,143.7	67,929.9	72,813.2	67,929.9
Affiliate sourced	55,356.1	54,277.4	54,204.6	54,403.4	53,830.5	55,356.1	53,830.5
Subtotal external clients	**128,169.3**	**125,311.4**	**123,677.0**	**122,547.1**	**121,760.4**	**128,169.3**	**121,760.4**
General Account [1]	80,212.9	78,671.2	79,577.3	78,174.1	79,748.5	80,212.9	79,748.5
Total Client Assets (AUM)	**208,382.2**	**203,982.6**	**203,254.3**	**200,721.2**	**201,508.9**	**208,382.2**	**201,508.9**
Administration Only Assets (AUA)	50,087.9	48,962.3	48,431.2	48,820.2	47,930.1	50,087.9	47,930.1
Total AUM and AUA	**258,470.1**	**252,944.9**	**251,685.5**	**249,541.4**	**249,439.0**	**258,470.1**	**249,439.0**

	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Analysis of investment advisory and administrative revenues, net, by source: [2]							
External clients							
Investment Management sourced	75.8	75.0	71.8	75.6	74.9	222.6	228.6
Affiliate sourced	29.5	28.9	28.2	29.8	30.9	86.6	92.5
Subtotal external clients	**105.3**	**103.9**	**100.0**	**105.4**	**105.8**	**309.2**	**321.1**
General Account	37.5	37.6	36.4	36.6	36.0	111.5	108.5
Total investment advisory and administrative revenues, net, from AUM	**142.8**	**141.5**	**136.4**	**142.0**	**141.8**	**420.7**	**429.6**
Administration Only Fees	3.1	2.9	2.9	3.1	3.2	8.9	9.9
Total investment advisory and administrative revenues, net, by source [2]	**145.9**	**144.4**	**139.3**	**145.1**	**145.0**	**429.6**	**439.5**
Revenue Yield (bps): [2] [3]							
External clients							
Investment Management sourced	42.0	42.8	42.5	44.2	43.1	42.4	43.4
Affiliate sourced	21.4	21.3	21.2	21.7	22.1	21.3	21.4
Revenue Yield on Institutional/retail	**33.1**	**33.4**	**33.1**	**34.2**	**33.8**	**33.2**	**33.5**
General Account	19.1	18.9	18.6	18.4	18.5	18.9	18.5
Revenue Yield on Client Assets (AUM)	**27.7**	**27.7**	**27.4**	**28.0**	**27.9**	**27.6**	**27.8**
Revenue Yield on Administration Only Assets (AUA)	2.5	2.4	2.4	2.5	2.6	2.4	2.6
Total Revenue Yield on AUM and AUA (bps) [2] [3]	**22.8**	**22.9**	**22.6**	**23.0**	**22.9**	**22.8**	**22.8**

[1] General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.
[2] Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.
[3] Revenue Yields calculated using average client assets for the period.

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Page 29 of 84

Voya Financial

Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Investment Management Sourced AUM:							
Beginning of period AUM	**71,034.0**	**69,472.4**	**68,143.7**	**67,929.9**	**70,812.0**	**68,143.7**	**69,644.3**
Inflows							
Inflows-other	3,459.4	3,540.4	3,858.2	2,497.5	3,884.9	10,858.0	11,523.9
Outflows	(3,284.6)	(3,076.4)	(3,340.9)	(3,183.5)	(5,010.9)	(9,701.9)	(11,355.7)
Net Flows	**174.8**	**464.0**	**517.3**	**(686.0)**	**(1,126.0)**	**1,156.1**	**168.3**
Net Money Market Flows	1.5	7.1	(53.5)	(7.9)	18.8	(44.9)	23.2
Change in Market Value	1,696.8	1,260.1	953.7	862.7	(2,136.2)	3,910.6	(2,061.7)
Other (Including Acquisitions / Divestitures)	(93.9)	(169.6)	(88.8)	45.0	361.3	(352.3)	155.9
End of period AUM	**72,813.2**	**71,034.0**	**69,472.4**	**68,143.7**	**67,929.9**	**72,813.2**	**67,929.9**
Organic Growth (Net Flows / Beginning of period AUM)	0.25%	0.67%	0.76%	-1.01%	-1.59%	1.70%	0.24%
Market Growth %	2.39%	1.81%	1.40%	1.27%	-3.02%	5.74%	-2.96%
Affiliate Sourced AUM:							
Beginning of period AUM	**54,277.4**	**54,204.6**	**54,403.4**	**53,830.5**	**57,390.9**	**54,403.4**	**58,956.2**
Inflows							
Inflows from sub-advisor replacements	186.9	—	—	—	1,405.9	186.9	1,405.9
Inflows-other	1,061.4	798.9	1,082.9	867.4	866.4	2,943.2	2,807.5
Outflows	(1,752.6)	(1,507.3)	(1,787.7)	(1,802.9)	(3,049.8)	(5,047.6)	(7,366.1)
Net Flows	**(504.3)**	**(708.4)**	**(704.8)**	**(935.5)**	**(777.4)**	**(1,917.5)**	**(3,152.5)**
Net Money Market Flows	(9.5)	(62.2)	40.3	(78.0)	112.7	(31.4)	0.5
Change in Market Value	1,464.5	1,013.3	410.1	1,564.4	(2,345.7)	2,887.9	(1,319.5)
Other (Including Acquisitions / Divestitures)	128.0	(169.9)	55.6	22.0	(549.9)	13.7	(654.1)
End of period AUM	**55,356.1**	**54,277.4**	**54,204.6**	**54,403.4**	**53,830.5**	**55,356.1**	**53,830.5**
Organic Growth (Net Flows / Beginning of period AUM)	-0.93%	-1.31%	-1.30%	-1.74%	-1.35%	-3.52%	-5.35%
Market Growth %	2.70%	1.87%	0.75%	2.91%	-4.09%	5.31%	-2.24%
Other affiliate sourced net flows	309.5	(30.0)	(31.9)	(193.3)	28.3	247.6	(478.6)
Variable annuity net flows	(813.8)	(678.4)	(672.9)	(742.2)	(805.7)	(2,165.1)	(2,674.0)
Total Affiliate Sourced Net Flows	**(504.3)**	**(708.4)**	**(704.8)**	**(935.5)**	**(777.4)**	**(1,917.5)**	**(3,152.5)**
Total Investment Management Sourced Net Flows	**174.8**	**464.0**	**517.3**	**(686.0)**	**(1,126.0)**	**1,156.1**	**168.3**
Total Net Flows	**(329.5)**	**(244.4)**	**(187.5)**	**(1,621.5)**	**(1,903.4)**	**(761.4)**	**(2,984.2)**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**297.4**	**434.0**	**485.4**	**(879.3)**	**(2,503.6)**	**1,216.8**	**(1,716.1)**

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Voya Financial

Investment Management Account Value by Asset Type

Balances as of

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015

Institutional

Equity 19,097.4 19,134.5 17,984.0 17,524.6 17,101.8

Fixed Income 41,980.7 40,292.0 39,616.6 38,341.8 38,621.6

Real Estate — — — — —

Money Market — — — — —

Total 61,078.1 59,426.5 57,600.6 55,866.4 55,723.4

Retail

Equity 39,796.4 38,629.8 39,107.5 39,978.6 39,148.2

Fixed Income 20,247.2 19,997.6 19,378.9 18,963.6 18,874.6

Real Estate 5,313.4 5,520.2 5,788.2 5,910.0 6,099.6

Money Market 1,734.2 1,737.5 1,801.8 1,828.5 1,914.6

Total 67,091.2 65,885.1 66,076.4 66,680.7 66,037.0

General Account

Equity 299.1 313.1 319.2 339.4 292.0

Fixed Income 79,605.0 78,265.7 78,727.6 77,662.4 78,156.8

Real Estate — — — — —

Money Market 308.8 92.4 530.5 172.3 1,299.7

Total 80,212.9 78,671.2 79,577.3 78,174.1 79,748.5

Combined Asset Type

Equity 59,192.9 58,077.3 57,410.8 57,842.6 56,542.0

Fixed Income 141,832.9 138,555.3 137,723.0 134,967.8 135,653.0

Real Estate 5,313.4 5,520.2 5,788.2 5,910.0 6,099.6

Money Market 2,043.0 1,829.8 2,332.3 2,000.8 3,214.3

Total 208,382.2 203,982.6 203,254.3 200,721.2 201,508.9

Annuities

Voya Financial

Annuities Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015

Operating revenues

Net investment income and net realized gains (losses) 267.2 269.3 255.1 273.1 264.8 791.6 795.0

Fee income 17.1 16.4 15.8 16.4 16.0 49.3 47.2

Premiums 22.5 29.5 27.8 29.2 30.1 79.8 87.2

Other revenue 3.8 3.9 4.3 3.5 3.5 12.0 11.0

Total operating revenues 310.6 319.1 303.0 322.2 314.4 932.7 940.4

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (163.5) (173.0) (175.9) (179.2) (166.0) (512.4) (518.7)

Operating expenses (39.7) (39.0) (40.5) (38.2) (38.1) (119.2) (114.1)

Net amortization of DAC/VOBA 5.9 (34.5) (35.9) (41.9) (59.8) (64.5) (127.5)

Total operating benefits and expenses (197.3) (246.5) (252.3) (259.3) (263.9) (696.1) (760.3)

Operating earnings before income taxes 113.3 72.6 50.7 62.9 50.5 236.6 180.1

Voya Financial

Page 33 of 84

Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	129.2	131.7	115.1	130.0	120.3	376.0	363.2
Fee based margin	17.1	16.5	15.8	16.4	16.0	49.4	47.7
Net underwriting gain (loss) and other revenue	—	4.9	4.0	4.1	24.1	8.9	36.2
Administrative expenses	(26.8)	(26.1)	(28.3)	(24.6)	(24.8)	(81.2)	(75.4)
Trail commissions	(12.5)	(12.5)	(11.9)	(13.4)	(13.0)	(36.9)	(37.8)
DAC/VOBA and other intangibles amortization, excluding unlocking	(50.1)	(56.3)	(52.0)	(60.5)	(59.2)	(158.4)	(155.4)
DAC/VOBA and other intangibles unlocking	56.4	14.4	8.0	10.9	(12.9)	78.8	1.6
Operating earnings before income taxes	**113.3**	**72.6**	**50.7**	**62.9**	**50.5**	**236.6**	**180.1**
Gross investment income							
Fixed income	248.2	250.6	254.4	252.9	252.9	753.2	759.8
Limited partnership income	1.1	(1.6)	(2.0)	(2.9)	2.3	(2.5)	3.0
Prepayment fee income	15.0	16.6	5.0	23.6	8.2	36.6	24.2
Total gross investment income	**264.3**	**265.6**	**257.4**	**273.6**	**263.4**	**787.3**	**787.0**
Investment expenses	(11.6)	(11.2)	(11.3)	(11.2)	(11.0)	(34.1)	(32.8)
Credited interest	(138.1)	(137.6)	(140.3)	(143.1)	(144.5)	(416.0)	(432.2)
Net margin	**114.6**	**116.8**	**105.8**	**119.3**	**107.9**	**337.2**	**322.0**
Other investment income [1]	14.6	14.9	9.3	10.7	12.4	38.8	41.2
Investment spread and other investment income	**129.2**	**131.7**	**115.1**	**130.0**	**120.3**	**376.0**	**363.2**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Voya Financial Annuities AUM

Balances As Of

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015

Assets Under Management by Product Group

Fixed single-year 3,280.7 3,306.2 3,350.4 3,384.5 3,440.7

Fixed multi-year 1,753.0 1,836.2 1,913.7 1,987.9 2,081.8

Indexed 14,224.6 14,163.2 14,081.0 13,901.7 13,661.6

SPIA & Payout 2,832.9 2,832.3 2,825.7 2,822.8 2,819.6

Investment-only products (1) 5,030.9 4,809.7 4,620.1 4,536.0 4,301.3

Other annuities 395.0 390.0 390.8 403.0 396.0

Total AUM 27,517.1 27,337.6 27,181.7 27,035.8 26,700.9

Assets Under Management by Fund Group

General account 21,792.2 21,840.6 21,873.3 21,790.6 21,704.1

Separate account 773.8 750.9 736.1 743.4 711.3

Mutual funds 4,951.1 4,746.1 4,572.3 4,501.8 4,285.5

Total AUM 27,517.1 27,337.6 27,181.7 27,035.8 26,700.9

(1)	Includes Separate account and Mutual funds.

Page 35 of 84

Voya Financial
Annuities AUM Rollforward

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	5,142.4	5,264.3	5,372.5	5,522.6	5,664.7	5,372.5	5,906.1
Deposits	7.5	7.9	9.2	8.2	6.5	24.6	23.0
Surrenders, benefits, and product charges	(158.4)	(172.9)	(161.5)	(206.5)	(197.4)	(492.8)	(550.8)
Net cash flow	(150.9)	(165.0)	(152.3)	(198.3)	(190.9)	(468.2)	(527.8)
Interest credited and investment performance	42.2	43.1	44.1	48.2	48.8	129.4	144.3
Assets Under Management, end of period	**5,033.7**	**5,142.4**	**5,264.3**	**5,372.5**	**5,522.6**	**5,033.7**	**5,522.6**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	14,163.2	14,081.0	13,901.7	13,661.6	13,521.7	13,901.7	13,350.5
Deposits	353.0	457.9	540.4	584.3	463.3	1,351.3	1,132.1
Surrenders, benefits, and product charges	(361.7)	(384.2)	(368.4)	(385.9)	(378.0)	(1,114.3)	(1,102.2)
Net cash flow	(8.7)	73.7	172.0	198.4	85.3	237.0	29.9
Interest credited and investment performance	70.1	8.5	7.3	41.7	54.6	85.9	281.2
Assets Under Management, end of period	**14,224.6**	**14,163.2**	**14,081.0**	**13,901.7**	**13,661.6**	**14,224.6**	**13,661.6**
SPIA & Payout							
Assets Under Management, beginning of period	2,832.3	2,825.7	2,822.8	2,819.6	2,856.7	2,822.8	2,878.5
Deposits	55.0	65.7	71.3	59.5	76.3	192.0	203.2
Surrenders, benefits, and product charges	(101.6)	(99.0)	(98.5)	(99.8)	(100.5)	(299.1)	(315.7)
Net cash flow	(46.6)	(33.3)	(27.2)	(40.3)	(24.2)	(107.1)	(112.5)
Interest credited and investment performance	47.2	39.9	30.1	43.5	(12.9)	117.2	53.6
Assets Under Management, end of period	**2,832.9**	**2,832.3**	**2,825.7**	**2,822.8**	**2,819.6**	**2,832.9**	**2,819.6**
Investment-only products [(1)]							
Assets Under Management, beginning of period	4,809.7	4,620.1	4,536.0	4,301.3	4,408.1	4,536.0	4,062.0
Deposits	276.8	268.1	234.8	269.2	328.8	779.7	940.6
Surrenders, benefits, and product charges	(196.3)	(179.4)	(169.1)	(164.9)	(155.8)	(544.8)	(475.4)
Net cash flow	80.5	88.7	65.7	104.3	173.0	234.9	465.2
Interest credited and investment performance	140.7	100.9	18.4	130.4	(279.7)	260.0	(225.8)
Assets Under Management, end of period	**5,030.9**	**4,809.7**	**4,620.1**	**4,536.0**	**4,301.3**	**5,030.9**	**4,301.3**
Other Annuities							
Assets Under Management, beginning of period	390.0	390.8	403.0	396.0	438.3	403.0	452.9
Deposits	0.6	1.0	0.9	0.8	0.6	2.5	3.6
Surrenders, benefits, and product charges	(10.3)	(10.6)	(8.9)	(12.3)	(9.7)	(29.8)	(36.9)
Net cash flow	(9.7)	(9.6)	(8.0)	(11.5)	(9.1)	(27.3)	(33.3)
Interest credited and investment performance	14.7	8.8	(4.2)	18.5	(33.3)	19.3	(23.7)
Assets Under Management, end of period	**395.0**	**390.0**	**390.8**	**403.0**	**396.0**	**395.0**	**396.0**
Annuities - Total							
Assets Under Management, beginning of period	27,337.6	27,181.7	27,035.8	26,700.9	26,889.5	27,035.8	26,650.0
Deposits	692.9	800.7	856.6	922.0	875.5	2,350.4	2,302.5
Surrenders, benefits, and product charges	(828.3)	(846.1)	(806.4)	(869.4)	(841.5)	(2,480.8)	(2,481.2)
Net cash flow	(135.4)	(45.4)	50.2	52.6	34.0	(130.5)	(178.7)
Interest credited and investment performance	314.9	201.3	95.7	282.3	(222.6)	611.8	229.6
Assets Under Management, end of period	**27,517.1**	**27,337.6**	**27,181.7**	**27,035.8**	**26,700.9**	**27,517.1**	**26,700.9**

(1) Includes Separate account and Mutual funds.

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Individual Life

Voya Financial

Individual Life Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015

Operating revenues

Net investment income and net realized gains (losses) 213.3 210.7 207.9 217.4 218.8 631.9 662.0

Fee income 307.8 300.2 297.2 283.1 307.0 905.2 889.3

Premiums 111.7 110.3 114.5 109.8 140.2 336.5 438.2

Other revenue 4.9 3.7 4.4 4.6 4.1 13.0 12.3

Total operating revenues 637.7 624.9 624.0 614.9 670.1 1,886.6 2,001.8

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (582.0) (458.1) (458.8) (409.4) (527.5) (1,498.9) (1,513.9)

Operating expenses (82.5) (79.8) (85.6) (84.0) (90.1) (247.9) (267.8)

Net amortization of DAC/VOBA (49.4) (36.7) (38.5) (19.1) (63.3) (124.6) (149.8)

Total operating benefits and expenses (713.9) (574.6) (582.9) (512.5) (680.9) (1,871.4) (1,931.5)

Operating earnings before income taxes (76.2) 50.3 41.1 102.4 (10.8) 15.2 70.3

Voya Financial

Page 38 of 84

Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	59.1	59.7	56.7	64.2	61.2	175.5	191.2
Fee based margin	3.6	3.7	3.7	3.9	4.1	11.0	12.5
Net underwriting gain (loss) and other revenue	67.5	86.1	90.8	128.4	63.3	244.4	242.2
Administrative expenses	(57.0)	(55.3)	(61.4)	(58.4)	(59.1)	(173.7)	(180.5)
Trail commissions	(6.5)	(7.4)	(6.8)	(7.5)	(7.1)	(20.7)	(22.2)
DAC/VOBA and other intangibles amortization, excluding unlocking	(20.8)	(32.5)	(34.0)	(33.7)	(43.8)	(87.3)	(129.0)
DAC/VOBA and other intangibles unlocking	(122.1)	(4.0)	(7.9)	5.5	(29.4)	(134.0)	(43.9)
Operating earnings before income taxes	**(76.2)**	**50.3**	**41.1**	**102.4**	**(10.8)**	**15.2**	**70.3**
Gross Investment Income							
Fixed income	204.6	206.7	206.6	209.8	213.0	617.9	632.8
Limited partnership income	1.3	(0.7)	(0.8)	(1.6)	2.6	(0.2)	3.8
Prepayment fee income	6.2	3.7	2.7	9.1	2.2	12.6	18.0
Total gross investment income	**212.1**	**209.7**	**208.5**	**217.3**	**217.8**	**630.3**	**654.6**
Investment expenses	(7.4)	(6.7)	(6.6)	(6.3)	(6.3)	(20.7)	(18.6)
Credited interest	(153.1)	(150.8)	(149.7)	(151.9)	(157.0)	(453.6)	(467.0)
Net margin	**51.6**	**52.2**	**52.2**	**59.1**	**54.5**	**156.0**	**169.0**
Other investment income [(1)]	7.5	7.5	4.5	5.1	6.7	19.5	22.2
Investment spread and other investment income	**59.1**	**59.7**	**56.7**	**64.2**	**61.2**	**175.5**	**191.2**
Net underwriting gain (loss) and other revenue							
Fee revenue / Premiums	423.6	425.4	425.6	429.6	453.2	1,274.6	1,371.8
Net mortality, including Reinsurance	(312.7)	(304.2)	(309.9)	(270.9)	(349.9)	(926.8)	(968.0)
Reserve change / Other	(43.4)	(35.1)	(24.9)	(30.3)	(40.0)	(103.4)	(161.6)
Total net underwriting gain (loss) and other revenue	**67.5**	**86.1**	**90.8**	**128.4**	**63.3**	**244.4**	**242.2**

[(1)] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Page 39 of 84

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Sales by Product Line:							
Guaranteed	—	—	0.1	—	0.1	0.1	0.1
Accumulation	0.9	1.3	1.8	1.1	1.4	4.0	4.0
Indexed	19.7	23.1	17.3	23.7	18.2	60.1	48.1
Total Universal life	**20.6**	**24.4**	**19.2**	**24.8**	**19.7**	**64.2**	**52.2**
Variable life	0.7	1.0	0.8	1.8	1.0	2.5	3.7
Term	2.6	3.0	3.5	3.8	4.0	9.1	14.0
Whole life	—	—	—	—	—	—	—
Total sales by product line	**23.9**	**28.4**	**23.5**	**30.4**	**24.7**	**75.8**	**69.9**
Gross Premiums and Deposits by Product (1)							
Interest sensitive	302.0	308.4	296.7	320.9	289.6	907.1	869.3
Non - interest sensitive	140.6	139.6	142.9	146.4	175.1	423.1	540.6
Total gross premiums and deposits	**442.6**	**448.0**	**439.6**	**467.3**	**464.7**	**1,330.2**	**1,409.9**
Applications							
New business policy count (Paid)	3,526	3,969	4,251	4,552	4,654	11,746	15,668
End of Period:							
In-Force Face Amount by Product (1)							
Universal life	79,443	79,131	78,518	78,274	77,846	79,443	77,846
Variable life	23,430	23,878	24,361	24,734	25,224	23,430	25,224
Term	246,453	249,561	252,871	252,274	361,173	246,453	361,173
Whole life	1,871	1,895	1,923	1,938	1,974	1,871	1,974
Total in-force face amount	**351,197**	**354,465**	**357,673**	**357,220**	**466,216**	**351,197**	**466,216**
In-Force Policy Count (in whole numbers) (1)							
Universal life	260,777	263,781	266,463	269,568	272,179	260,777	272,179
Variable life	55,776	56,695	57,593	58,524	59,669	55,776	59,669
Term	462,001	467,925	473,843	474,389	633,872	462,001	633,872
Whole life	118,913	120,597	122,402	124,437	126,230	118,913	126,230
Total in-force policy count	**897,467**	**908,998**	**920,301**	**926,918**	**1,091,950**	**897,467**	**1,091,950**
Assets Under Management by Fund Group (1)							
General account	12,663.1	12,632.1	12,758.4	12,603.1	13,015.3	12,663.1	13,015.3
Separate account	2,529.9	2,473.4	2,477.6	2,520.8	2,470.6	2,529.9	2,470.6
Total AUM	**15,193.0**	**15,105.5**	**15,236.0**	**15,123.9**	**15,485.9**	**15,193.0**	**15,485.9**

(1) Excludes amounts transferred to third parties through reinsurance transactions.

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Employee Benefits

Voya Financial

Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015

Operating revenues

Net investment income and net realized gains (losses) 28.2 27.5 25.4 26.8 26.8 81.1 81.3

Fee income 15.2 15.8 15.8 16.0 21.0 46.8 52.3

Premiums 363.6 358.6 359.5 342.0 330.2 1,081.7 994.6

Other revenue (1.1) (1.1) (1.0) (1.4) (1.3) (3.2) (4.4)

Total operating revenues 405.9 400.8 399.7 383.4 376.7 1,206.4 1,123.8

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (286.9) (286.1) (293.5) (282.3) (252.7) (866.5) (768.2)

Operating expenses (75.6) (77.1) (79.7) (74.3) (71.2) (232.4) (214.8)

Net amortization of DAC/VOBA (2.1) (5.3) (5.7) (3.2) (8.6) (13.1) (18.3)

Total operating benefits and expenses (364.6) (368.5) (378.9) (359.8) (332.5) (1,112.0) (1,001.3)

Operating earnings before income taxes 41.3 32.3 20.8 23.6 44.2 94.4 122.5

Voya Financial

Employee Benefits Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015

Sources of operating earnings before income taxes:

Investment spread and other investment income 13.5 12.5 10.2 11.7 11.6 36.2 35.4

Net underwriting gain (loss) and other revenue 105.7 102.3 95.8 89.4 109.4 303.8 316.4

Administrative expenses (46.6) (49.0) (51.5) (48.6) (47.4) (147.1) (140.8)

Trail commissions (29.0) (28.2) (28.0) (25.7) (24.2) (85.2) (73.6)

DAC/VOBA and other intangibles amortization, excluding unlocking (2.1) (3.8) (3.4) (3.0) (2.6) (9.3) (10.7)

DAC/VOBA and other intangibles unlocking (0.2) (1.5) (2.3) (0.2) (2.6) (4.0) (4.2)

Operating earnings before income taxes 41.3 32.3 20.8 23.6 44.2 94.4 122.5

Gross Investment Income

Fixed income 25.0 24.7 24.5 24.4 24.7 74.2 74.0

Limited partnership income 0.1 (0.1) (0.3) (0.3) 0.2 (0.3) 0.3

Prepayment fee income 1.3 1.1 0.4 1.5 0.4 2.8 1.8

Total gross investment income 26.4 25.7 24.6 25.6 25.3 76.7 76.1

Investment expenses (0.9) (0.8) (0.8) (0.8) (0.8) (2.5) (2.4)

Credited interest (14.7) (15.0) (15.2) (15.1) (15.2) (44.9) (45.8)

Net margin 10.8 9.9 8.6 9.7 9.3 29.3 27.9

Other investment income 2.7 2.6 1.6 2.0 2.3 6.9 7.5

Investment spread and other investment income 13.5 12.5 10.2 11.7 11.6 36.2 35.4

Group life

Premiums 119.2 119.4 123.6 119.0 119.4 362.2 357.9

Benefits (92.9) (87.1) (104.4) (93.7) (90.3) (284.4) (267.0)

Other (1) (2.4) (2.3) (2.0) (2.4) (2.4) (6.7) (6.7)

Total 23.9 30.0 17.2 22.9 26.7 71.1 84.2

Loss Ratio (Interest adjusted) 77.9% 72.9% 84.5% 78.7% 75.6% 78.5% 74.6%

Group stop loss

Premiums 207.5 206.6 209.2 196.1 191.2 623.3 577.7

Benefits (165.0) (158.6) (157.5) (148.9) (128.7) (481.1) (404.2)

Other (1) (0.8) (0.8) (0.8) (1.2) (1.1) (2.4) (3.9)

Total 41.7 47.2 50.9 46.0 61.4 139.8 169.6

Loss Ratio 79.5% 76.8% 75.3% 75.9% 67.3% 77.2% 70.0%

Voluntary Benefits, Disability, and Other 40.0 25.0 27.7 20.4 21.3 92.7 62.6

Net underwriting gain (loss) and other revenue 105.7 102.3 95.8 89.4 109.4 303.8 316.4

(1) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial

Employee Benefits Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015

Sales by Product Line:

Group life (Basic / Sup / AD&D) 8.1 5.1 42.9 4.9 6.1 56.1 48.7

Group stop loss 32.1 9.7 172.3 16.8 28.2 214.1 253.1

Disability 4.8 2.2 21.8 0.5 2.7 28.8 9.8

Association (Life, DI, PAI) — — — 3.0 0.2 — 13.4

Other (PAI) — 0.1 0.1 — — 0.2 0.6

Total group products 45.0 17.1 237.1 25.2 37.3 299.2 325.7

Voluntary products 9.4 8.2 29.9 6.8 5.6 47.5 30.7

Total sales by product line 54.4 25.3 267.0 32.0 42.9 346.7 356.4

Total gross premiums and deposits 412.0 407.2 410.1 390.9 380.2 1,229.3 1,138.2

Total annualized in-force premiums 1,699.0 1,682.5 1,706.3 1,603.9 1,599.7 1,699.0 1,599.7

Assets Under Management by Fund Group

General account 1,800.9 1,794.7 1,769.0 1,777.9 1,795.3 1,800.9 1,795.3

Separate account 14.7 14.5 14.8 15.1 14.4 14.7 14.4

Total AUM 1,815.6 1,809.2 1,783.8 1,793.0 1,809.7 1,815.6 1,809.7

Corporate

Voya Financial

Corporate Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015

Interest expense (47.6) (49.0) (48.7) (48.5) (48.1) (145.3) (146.0)

Amortization of intangibles (8.9) (9.1) (9.1) (9.1) (9.1) (27.1) (27.5)

Strategic investment program (1) (28.9) (31.3) (33.3) (34.7) (31.7) (93.5) (44.8)

Other (2) 7.9 (4.9) 18.1 10.2 13.3 21.1 41.2

Operating earnings before income taxes (77.5) (94.3) (73.0) (82.1) (75.6) (244.8) (177.1)

(1) On June 2, 2015, we announced that we would undertake a strategic investment program over the next four years as it relates to IT simplification, digital and analytics,

and cross-enterprise initiatives.

(2) The three months ended 9/30/15 include $1.6 million of net investment income from Lehman Recovery/LIHTC.

Closed Blocks (Variable Annuity and Other)

Voya Financial

Closed Block Other Operating Earnings

Three Months Ended Year-to-Date (in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 9/30/2016 9/30/2015 Operating revenues

Net investment income and net realized gains (losses) 9.8 15.0 12.7 12.5 14.0 37.5 50.8 Fee income Premiums 0.5 1.7 0.7 0.8 2.2 2.1 Other revenue 0.1 0.4 1.4 0.6 0.1 1.9 (0.1)

Total operating revenues 10.4 15.4 15.8 13.8 14.9 41.6 52.8

Operating benefits and expenses

Interest credited and other benefits to contract owners/ (14.3) (10.0) (8.3) (8.4) (8.4) (32.6) (20.7) policyholders Operating expenses (3.0) (3.5) (3.7) (3.4) (3.9) (10.2) (11.7)

Net amortization of DAC/VOBA Interest expense Impairment

Total operating benefits and expenses (17.3) (13.5) (12.0) (11.8) (12.3) (42.8) (32.4)

Operating earnings before income taxes (6.9) 1.9 3.8 2.0 2.6 (1.2) 20.4

Voya Financial
Page 48 of 84

Closed Block Variable Annuity Income (Loss) Before Income Taxes

	Three Months Ended					Year-to-Date	
(in millions USD)	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Revenues							
Net investment income	72.0	69.1	67.6	64.4	61.1	208.7	166.7
Fee income	252.4	249.1	245.6	264.2	274.9	747.1	854.1
Premiums	166.6	97.2	107.2	80.3	82.4	371.0	335.9
Net realized gains (losses)	(219.8)	(54.4)	31.0	(537.7)	370.3	(243.2)	349.6
Other revenues and premiums	0.5	1.0	1.6	1.4	0.3	3.1	5.6
Total revenues	**271.7**	**362.0**	**453.0**	**(127.4)**	**789.0**	**1,086.7**	**1,711.9**
Benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(497.9)	(193.7)	(296.8)	(72.7)	(682.9)	(988.4)	(1,203.2)
Operating expenses and interest expense	(98.0)	(98.4)	(98.6)	(104.8)	(104.1)	(295.0)	(326.7)
Net amortization of DAC/VOBA	(3.8)	(13.4)	(11.6)	(12.4)	(9.1)	(28.8)	(38.0)
Total benefits and expenses	**(599.7)**	**(305.5)**	**(407.0)**	**(189.9)**	**(796.1)**	**(1,312.2)**	**(1,567.9)**
Income (loss) before income taxes	**(328.0)**	**56.5**	**46.0**	**(317.3)**	**(7.1)**	**(225.5)**	**144.0**

The following table presents notable items that result in volatility in income (loss) before income taxes:

Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [1]	(309.6)	(312.1)	(566.4)	(229.7)	(601.7)	(1,188.1)	(859.3)
Gains (losses) related to CHO program [1]	(91.0)	(52.3)	(17.4)	(131.5)	122.4	(160.7)	105.7
Gain (loss) due to nonperformance risk [1]	(123.3)	221.2	421.2	(156.8)	240.9	519.1	228.7
Net investment gains (losses) [1]	2.5	3.3	13.7	(13.5)	(3.1)	19.5	(1.6)
DAC/VOBA and other intangibles unlocking and loss recognition	9.4	(2.2)	(0.5)	(0.1)	4.1	6.7	1.8

[1] Excludes net amortization of DAC/VOBA and other intangibles.

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Voya Financial

Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 9/30/2016 6/30/2016 3/31/2016 12/31/2015 9/30/2015 Death and living benefits-account value

GMAB/GMWB 586 592 604 631 636 GMIB 10,864 11,054 11,275 11,680 11,645 GMWBL 13,921 13,810 13,883 14,128 14,032 No living benefits 8,780 8,723 8,836 9,085 9,049

Total (1) 34,151 34,179 34,598 35,524 35,362

Net Amount at Risk (after reinsurance)

Total DB NAR 5,664 6,112 6,256 6,152 6,630

LB NAR

GMAB/GMWB 15 17 19 19 21 GMIB (2) 3,662 3,698 3,527 3,044 3,385 GMWBL(2) 3,219 3,444 3,014 2,106 2,374

Total LB NAR 6,896 7,159 6,560 5,169 5,780

(1) Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business. (2) GMIB and GMWBL values represent discounted net amount at risk.

Voya Financial
Page 50 of 84

Closed Block Variable Annuity AUM Rollforward

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Products in accumulation phase							
Balance as of beginning of period	34,227.9	34,647.9	35,575.8	35,411.8	38,902.6	35,575.8	41,132.0
Deposits	15.5	21.5	28.1	28.1	27.8	65.1	95.7
Surrenders, benefits, and product charges	(1,099.2)	(920.8)	(885.3)	(973.5)	(1,016.6)	(2,905.3)	(3,685.5)
Net cash flow	(1,083.7)	(899.3)	(857.2)	(945.4)	(988.8)	(2,840.2)	(3,589.8)
Interest credited and investment performance	1,056.2	479.3	(70.7)	1,109.5	(2,502.0)	1,464.8	(2,130.4)
Balance as of end of period	**34,200.4**	**34,227.9**	**34,647.9**	**35,575.8**	**35,411.8**	**34,200.4**	**35,411.8**
End of period contracts in payout status	3,892.4	3,406.3	3,203.5	2,976.0	2,817.4	3,892.4	2,817.4
Total balance as of end of period [1]	**38,092.8**	**37,634.2**	**37,851.4**	**38,551.8**	**38,229.2**	**38,092.8**	**38,229.2**
Assets under management by fund group							
General account	4,334.2	3,835.5	3,642.0	3,410.4	3,269.8	4,334.2	3,269.8
Separate account	33,758.6	33,798.7	34,209.4	35,141.4	34,959.4	33,758.6	34,959.4
Total AUM [1]	**38,092.8**	**37,634.2**	**37,851.4**	**38,551.8**	**38,229.2**	**38,092.8**	**38,229.2**

[1] Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

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Investment Information

Voya Financial

Portfolio Composition

Page 52 of 84

(in millions USD)	Balances as of									
	9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015	
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	72,644.1	74.6%	71,015.5	74.2%	69,248.8	74.4%	67,733.4	76.5%	69,211.8	76.1%
Fixed maturities, at fair value using the fair value option	3,903.5	4.0%	3,985.3	4.2%	3,778.1	4.1%	3,226.6	3.6%	3,595.4	3.9%
Equity securities, available for sale, before consolidation	396.5	N/M	391.6	N/M	380.3	N/M	421.6	N/M	363.2	N/M
VOE Adjustments	(111.2)	N/M	(115.5)	N/M	(109.6)	N/M	(89.9)	N/M	(25.0)	N/M
Equity securities, available for sale, at fair value	285.3	0.3%	276.1	0.3%	270.7	0.3%	331.7	0.4%	338.2	0.4%
Short-term investments	1,346.8	1.4%	1,280.2	1.3%	1,360.2	1.5%	1,496.7	1.7%	1,572.9	1.7%
Mortgage loans on real estate	11,475.7	11.8%	11,209.4	11.7%	11,065.9	11.8%	10,447.5	11.8%	10,727.2	11.8%
Policy loans	1,995.6	2.0%	1,998.5	2.1%	2,009.4	2.2%	2,002.7	2.3%	2,027.2	2.2%
Limited partnerships/corporations, before consolidation	1,191.1	N/M	1,110.9	N/M	1,098.6	N/M	1,233.4	N/M	1,210.2	N/M
CLO/VOEs Adjustments [1]	(492.3)	N/M	(477.3)	N/M	(538.5)	N/M	(632.9)	N/M	(719.6)	N/M
Limited partnerships/corporations, after consolidation	698.8	0.7%	633.6	0.7%	560.1	0.6%	510.6	0.6%	465.6	0.5%
Derivatives	2,731.4	2.8%	2,948.6	3.1%	2,484.2	2.7%	1,538.5	1.7%	1,919.5	2.1%
Other investments	77.7	0.1%	89.7	0.1%	89.9	0.1%	91.6	0.1%	92.7	0.1%
Securities pledged to creditors	2,193.5	2.3%	2,202.3	2.3%	2,120.4	2.3%	1,112.6	1.3%	1,099.5	1.2%
Total investments, after consolidation	**97,352.4**	**100.0%**	**95,639.2**	**100.0%**	**92,987.7**	**100.0%**	**88,491.9**	**100.0%**	**91,050.0**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	4,191.9	5.3%	4,378.9	5.7%	4,420.6	5.9%	4,001.6	5.6%	4,484.4	6.1%
U.S. Corporate - Public	35,601.3	45.2%	35,495.7	45.9%	34,744.8	46.1%	33,616.0	46.6%	34,516.0	46.7%
U.S. Corporate - Private	7,684.9	9.8%	7,181.2	9.3%	6,688.8	8.9%	6,641.1	9.2%	6,498.4	8.8%
Foreign Government / Agency	1,043.1	1.3%	1,019.3	1.3%	988.0	1.3%	922.2	1.3%	888.7	1.2%
Foreign Corporate - Public	7,378.7	9.4%	7,170.0	9.3%	7,191.2	9.6%	7,101.4	9.8%	7,179.6	9.7%
Foreign Corporate - Private	7,907.3	10.1%	7,701.2	10.0%	7,669.1	10.2%	7,348.6	10.2%	7,702.5	10.4%
State, municipalities and political subdivisions	2,126.1	2.7%	1,906.0	2.5%	1,558.9	2.1%	1,346.2	1.9%	1,166.9	1.6%
Residential mortgaged-backed securities:										
CMO-B Agency	3,489.6	4.4%	3,535.9	4.6%	3,471.8	4.6%	3,233.4	4.5%	3,318.2	4.5%
CMO-B Non-Agency	769.8	1.0%	708.4	0.9%	582.2	0.8%	322.3	0.4%	354.5	0.5%
Agency	2,669.0	3.4%	2,368.8	3.1%	1,927.0	2.6%	1,682.2	2.3%	1,725.3	2.3%
Non-Agency [3]	952.7	1.2%	930.8	1.2%	988.5	1.3%	1,062.2	1.5%	1,135.8	1.5%
Total Residential mortgage-backed securities	7,881.1	10.0%	7,543.9	9.8%	6,969.5	9.3%	6,300.1	8.7%	6,533.8	8.8%
Commercial mortgage-backed securities	4,023.9	5.1%	4,077.8	5.3%	4,191.0	5.6%	4,092.6	5.7%	4,115.2	5.6%
Other asset-backed securities [3]	902.8	1.1%	729.1	0.9%	725.4	1.0%	702.8	1.0%	821.2	1.1%
Total fixed maturities, including securities pledged [5]	**78,741.1**	**100.0%**	**77,203.1**	**100.0%**	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	2,168.6	2.8%	1,931.5	2.5%	1,688.8	2.2%	1,353.2	1.9%	1,393.7	1.9%
Due after one year through five years	14,325.3	18.2%	14,572.6	18.9%	14,403.2	19.2%	13,843.2	19.2%	13,629.5	18.5%
Due after five years through ten years	20,135.4	25.6%	19,955.8	25.8%	20,388.0	27.1%	20,511.7	28.5%	21,075.1	28.5%
Due after ten years	29,304.0	37.2%	28,392.4	36.8%	26,781.4	35.6%	25,269.0	35.0%	26,338.2	35.6%
CMO-B	4,259.4	5.4%	4,244.3	5.5%	4,054.0	5.4%	3,555.7	4.9%	3,672.7	5.0%
Mortgage-backed securities	7,645.6	9.7%	7,377.4	9.6%	7,106.5	9.6%	6,837.0	9.5%	6,976.3	9.4%
Other asset-backed securities [3]	902.8	1.1%	729.1	0.9%	725.4	1.0%	702.8	1.0%	821.2	1.1%
Total fixed maturities, including securities pledged [5]	**78,741.1**	**100.0%**	**77,203.1**	**100.0%**	**75,147.3**	**100.1%**	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
1	46,271.2	58.8%	45,460.3	58.9%	43,843.3	58.3%	41,315.4	57.3%	42,700.0	57.8%
2	28,679.0	36.4%	28,111.1	36.4%	27,784.3	37.0%	27,553.9	38.2%	28,034.3	37.9%
3	2,914.1	3.7%	2,730.6	3.5%	2,630.0	3.5%	2,571.7	3.6%	2,645.6	3.6%
4	594.6	0.7%	616.5	0.8%	613.6	0.8%	421.0	0.6%	296.0	0.4%
5	68.8	0.1%	78.6	0.1%	81.2	0.1%	44.0	0.1%	45.0	0.1%
6	213.4	0.3%	206.0	0.3%	194.9	0.3%	166.6	0.2%	185.8	0.2%
Total fixed maturities, including securities pledged [4] [5]	**78,741.1**	**100.0%**	**77,203.1**	**100.0%**	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
AAA	14,961.3	19.0%	14,677.0	19.0%	14,499.5	19.3%	13,201.2	18.3%	13,812.9	18.7%
AA	5,726.4	7.3%	5,338.0	6.9%	4,667.3	6.2%	4,722.7	6.6%	4,749.2	6.4%
A	23,705.5	30.1%	23,527.4	30.5%	22,839.4	30.4%	21,514.3	29.9%	22,228.1	30.1%
BBB	29,210.9	37.1%	28,589.9	37.0%	28,128.1	37.4%	28,013.6	38.8%	28,444.5	38.5%
BB	3,099.0	3.9%	3,180.9	4.1%	3,078.9	4.1%	2,897.4	4.0%	2,938.0	4.0%
B and below	2,038.0	2.6%	1,889.9	2.5%	1,934.1	2.6%	1,723.4	2.4%	1,734.0	2.3%
Total fixed maturities, including securities pledged [5]	**78,741.1**	**100.0%**	**77,203.1**	**100.0%**	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**

[1] Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

[2] Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.

[3] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

[4] ARO ratings do not directly translate into NAIC ratings.

[5] Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet. Refer to the page in "Additional Information" section.

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Portfolio Results

(in millions USD)	Three Months Ended										Year-to-Date			
	9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015		9/30/2016		9/30/2015	
Operating investment income and annualized yield [5]	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**
Fixed maturity securities [1]	847.1	4.97%	859.5	5.07 %	863.6	5.12 %	847.0	5.03 %	837.8	5.06%	2,570.2	5.05 %	2,497.5	5.04%
Equity securities	5.3	10.14%	5.5	10.30 %	3.4	6.44 %	2.7	4.08 %	3.2	4.44%	14.2	8.95 %	7.0	3.53%
Mortgage loans	126.4	4.55%	122.5	4.47 %	122.9	4.68 %	120.3	4.69 %	122.0	4.76%	371.8	4.57 %	361.3	4.81%
Limited partnerships	16.2	5.71%	(8.1)	(2.93)%	(34.1)	(11.69)%	(19.9)	(6.71)%	9.1	3.13%	(26.0)	(3.05)%	44.7	5.34%
Policy loans	25.7	5.29%	26.1	5.36 %	26.0	5.31 %	26.2	5.38 %	27.0	5.48%	77.8	5.32 %	81.5	5.46%
Short-term investments	0.6	0.07%	1.8	0.16 %	1.4	0.15 %	0.7	0.08 %	0.7	0.07%	3.8	0.12 %	2.3	0.09%
Derivatives [1]	10.6	N/A	10.8	N/A	10.2	N/A	12.1	N/A	7.3	N/A	31.6	N/A	25.5	N/A
Prepayment fee income	40.6	0.18%	43.7	0.20 %	16.1	0.07 %	65.7	0.30 %	29.3	0.14%	100.4	0.15 %	83.7	0.13%
Other assets	4.0	N/A	1.5	N/A	0.5	N/A	0.8	N/A	0.7	N/A	6.0	N/A	1.8	N/A
Gross investment income before expenses and fees	**1,076.5**	**4.99%**	**1,063.3**	**4.92 %**	**1,010.0**	**4.75 %**	**1,055.6**	**4.99 %**	**1,037.1**	**4.96%**	**3,149.8**	**4.87 %**	**3,105.3**	**5.00%**
Expenses and fees	(47.0)	-0.22%	(43.7)	-0.21 %	(41.9)	-0.20 %	(41.1)	-0.20 %	(41.7)	-0.20%	(132.6)	-0.21 %	(120.9)	-0.20%
Total investment income and annualized yield	**1,029.5**	**4.77%**	**1,019.6**	**4.71 %**	**968.1**	**4.55 %**	**1,014.5**	**4.79 %**	**995.4**	**4.76%**	**3,017.2**	**4.66 %**	**2,984.4**	**4.80%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	72.0		69.1		67.6		64.4		61.1		208.7		166.7	
Total investment income, excluding CBVA	**957.5**		**950.5**		**900.5**		**950.1**		**934.3**		**2,808.5**		**2,817.7**	
Trading gains/losses [5]														
Fixed maturities	5.5		(14.6)		(57.1)		(13.8)		(5.7)		(66.2)		0.8	
Equity securities	—		0.2		—		2.8		(0.1)		0.2		(0.3)	
Mortgage loans	(0.1)		0.4		(0.1)		0.5		(0.5)		0.2		0.5	
Other investments	(0.6)		(0.5)		—		1.1		(1.3)		(1.1)		(0.5)	
Total trading gains/losses, excluding CBVA	**4.8**		**(14.5)**		**(57.2)**		**(9.4)**		**(7.6)**		**(66.9)**		**0.5**	
Impairments [5]														
Fixed maturities	(12.1)		(4.0)		(10.7)		(54.5)		(36.5)		(26.8)		(47.3)	
Equity securities	—		—		—		—		—		—		(0.1)	
Mortgage loans	—		—		—		—		—		—		—	
Other investments	—		—		—		—		—		—		—	
Total impairments, excluding CBVA	**(12.1)**		**(4.0)**		**(10.7)**		**(54.5)**		**(36.5)**		**(26.8)**		**(47.4)**	
Fair value adjustments [2]	**(6.7)**		**41.1**		**58.1**		**(41.4)**		**17.7**		**92.5**		**92.0**	
Derivatives, including change in fair value of derivatives related to guaranteed benefits, excluding CBVA	**(52.0)**		**(26.3)**		**35.0**		**(18.9)**		**55.4**		**(43.3)**		**8.8**	
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses), excluding CBVA [5]	**(66.0)**		**(3.7)**		**25.2**		**(124.2)**		**29.0**		**(44.5)**		**53.9**	
CBVA investment income and realized capital gains (losses)	**(147.8)**		**14.7**		**98.6**		**(473.3)**		**431.4**		**(34.5)**		**516.3**	
Businesses exited through reinsurance [3]	**31.3**		**68.9**		**61.2**		**9.8**		**17.6**		**161.4**		**14.7**	
Consolidation/eliminations [4]	**20.7**		**43.5**		**19.3**		**43.5**		**(9.6)**		**83.5**		**(3.5)**	
Total investment income and realized capital gains (losses)	**795.7**		**1,073.9**		**1,104.8**		**405.9**		**1,402.7**		**2,974.4**		**3,399.1**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
[4] Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.
[5] Investment results related to businesses exited through reinsurance are excluded.

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Voya Financial
Alternative Investment Income

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Retirement							
Average alternative investments	438.4	424.2	417.2	426.4	436.3	426.6	400.1
Alternative investment income	7.7	0.6	(7.9)	(3.6)	1.7	0.4	12.8
Investment Management							
Average alternative investments	180.2	175.4	185.5	194.1	219.4	180.4	184.5
Alternative investment income	4.1	(8.6)	(14.7)	(8.8)	0.4	(19.2)	9.9
Annuities							
Average alternative investments	263.5	256.6	259.6	266.2	270.0	259.9	254.1
Alternative investment income	4.8	0.1	(4.9)	(3.9)	2.6	(0.1)	8.9
Individual Life							
Average alternative investments	191.2	173.9	181.3	179.8	178.4	182.1	169.3
Alternative investment income	3.4	0.2	(2.7)	(2.3)	2.8	0.9	7.6
Employee Benefits							
Average alternative investments	42.5	41.2	41.1	43.4	44.4	41.6	40.4
Alternative investment income	0.8	0.2	(0.8)	(0.5)	0.2	0.2	1.3
Total Ongoing Business							
Average alternative investments	**1,115.8**	**1,071.3**	**1,084.7**	**1,109.9**	**1,148.5**	**1,090.6**	**1,048.4**
Alternative investment income	**20.8**	**(7.5)**	**(31.0)**	**(19.1)**	**7.7**	**(17.8)**	**40.5**
Corporate [(1)]							
Average alternative investments	—	—	—	—	—	—	36.6
Alternative investment income	—	—	—	—	—	—	2.8
Closed Blocks [(2)]							
Average alternative investments	5.7	7.9	8.3	23.6	28.2	6.9	27.4
Alternative investment income	—	0.1	(0.1)	(0.1)	—	—	0.9
Total Consolidated [(3)]							
Average alternative investments	**1,121.5**	**1,079.2**	**1,093.0**	**1,133.5**	**1,176.7**	**1,097.5**	**1,112.4**
Alternative investment income	**20.8**	**(7.4)**	**(31.1)**	**(19.2)**	**7.7**	**(17.8)**	**44.2**

(1) Effective in the second quarter of 2015, approximately $110 million of alternative assets previously allocated to the excess capital in the Corporate segment is now allocated to all segments in proportion to each segment's target statutory capital.

(2) Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

(3) Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the three months ending 9/30/2016 and 9/30/2015.

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Unrealized Gains (Losses)

(in millions USD)	Balances as of									
	9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed Maturities, available for sale (including securities pledged)										
Aging Schedule										
Less than 20%	(173.3)	66.2%	(218.2)	57.8%	(503.9)	61.1%	(1,015.1)	64.4%	(782.4)	74.4%
20% or more for less than six months	(1.7)	0.6%	(28.6)	7.6%	(206.5)	25.0%	(524.5)	33.2%	(254.9)	24.2%
20% or more for six months or greater	(86.8)	33.2%	(130.7)	34.6%	(114.3)	13.9%	(38.5)	2.4%	(14.6)	1.4%
Total unrealized loss	**(261.8)**	**100.0%**	**(377.5)**	**100.0%**	**(824.7)**	**100.0%**	**(1,578.1)**	**100.0%**	**(1,051.9)**	**100.0%**
Total unrealized gain	**7,104.8**		**6,944.4**		**5,271.3**		**3,700.8**		**4,542.7**	
Net unrealized gain (loss)	**6,843.0**		**6,566.9**		**4,446.6**		**2,122.7**		**3,490.8**	
Fixed Maturities Securities by Security Sector - Net unrealized gain (loss) [1]										
US Treasuries and US government agencies and authorities	869.6		927.5		764.2		555.4		635.2	
US Corporate - Public	3,546.2		3,339.2		2,127.4		821.7		1,477.4	
US Corporate - Private	456.0		430.0		268.6		113.6		216.6	
Foreign Government / Agency	69.1		58.7		27.9		(8.0)		0.7	
Foreign Corporate - Public	509.3		380.3		116.4		(97.5)		46.3	
Foreign Corporate - Private	478.6		476.1		343.9		96.1		305.5	
State, municipalities, and political subdivisions	122.1		137.9		61.9		8.4		14.6	
Residential mortgaged-backed securities:										
CMO-B Agency	310.2		335.7		332.7		309.7		364.9	
CMO-B Non-Agency	126.1		115.0		109.7		102.7		111.7	
Agency	49.7		56.0		43.5		24.6		38.6	
Non-Agency	48.4		39.8		41.3		59.8		69.0	
Total residential mortgage-backed securities	**534.4**		**546.5**		**527.2**		**496.8**		**584.2**	
Commercial mortgage-backed securities	239.6		254.7		195.3		124.8		189.9	
Other asset-backed securities [1]	18.1		16.0		13.8		11.4		20.4	
Total net unrealized gain (loss)	**6,843.0**		**6,566.9**		**4,446.6**		**2,122.7**		**3,490.8**	

[1] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

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Voya Financial
Asset Backed Securities

(in millions USD)	9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015	
	Balances as of									
RMBS Balances by Collateral Type [1] [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	6,158.6	5,743.1	5,904.6	5,452.5	5,398.9	4,963.1	4,915.4	4,522.7	5,043.5	4,574.7
Prime / Non-Agency	978.8	840.8	944.2	817.7	828.7	705.3	591.5	473.8	648.3	518.5
Alt-A RMBS	337.9	294.9	287.3	244.8	304.3	260.8	332.0	283.3	352.2	298.7
Subprime Mortgage-Backed Securities	405.8	377.6	407.8	384.7	437.6	414.8	461.2	428.6	489.8	452.4
Total	**7,881.1**	**7,256.4**	**7,543.9**	**6,899.7**	**6,969.5**	**6,344.0**	**6,300.1**	**5,708.4**	**6,533.8**	**5,844.3**

(in millions USD)	9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015	
	Balances as of									
CMBS Balances by Year of Origination [1] [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2016	322.2	312.3	267.5	258.0	145.8	144.3	—	—	—	—
2015	894.8	833.4	882.8	821.1	846.8	810.6	747.9	745.5	394.4	389.0
2014	714.6	648.0	709.9	645.2	760.4	715.4	738.5	722.7	722.3	695.0
2013	622.4	553.2	637.7	564.4	631.1	572.9	554.6	521.4	555.8	511.1
2012	29.5	27.4	27.0	24.7	29.4	27.8	19.6	19.3	29.8	28.7
2011	58.9	56.8	60.9	57.9	60.0	58.0	46.0	45.9	33.1	32.5
2010	22.4	21.7	23.1	22.2	23.7	23.0	17.1	16.9	16.6	16.2
2009	0.7	0.7	0.7	0.7	0.7	0.7	—	—	—	—
2008	9.9	9.8	9.9	9.8	10.0	9.8	10.3	9.6	10.8	9.7
2007	962.1	938.7	1,015.8	983.9	1,031.6	992.1	1,063.7	1,012.5	1,079.6	1,008.4
2006	317.4	315.6	371.3	366.5	577.2	569.0	812.2	793.8	1,033.9	1,000.8
2005 and prior	69.0	66.7	71.2	68.7	74.3	72.1	82.7	80.2	238.9	233.9
Total	**4,023.9**	**3,784.3**	**4,077.8**	**3,823.1**	**4,191.0**	**3,995.7**	**4,092.6**	**3,967.8**	**4,115.2**	**3,925.3**

(in millions USD)	9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015	
	Balances as of									
Other ABS Balances by Loan Classification [1] [2] [3]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	330.7	323.2	343.6	333.7	371.9	362.5	387.0	380.7	461.6	448.2
Automobile Receivables	160.5	160.3	140.4	140.1	172.1	172.2	121.9	122.1	134.1	134.0
CLO's [1]	225.6	223.8	50.6	49.0	25.7	25.3	10.0	10.0	13.4	13.4
Other	186.0	177.4	194.5	190.3	155.7	151.6	183.9	178.6	212.1	205.2
Total	**902.8**	**884.7**	**729.1**	**713.1**	**725.4**	**711.6**	**702.8**	**691.4**	**821.2**	**800.8**

[1] Excludes consolidated CLO's.

[2] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in "Additional Information" section.

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RMBS Securities Summary

As of September 30, 2016

RMBS [1] by Rating and Origination Year

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
NAIC Designation [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	6,150.3	5,734.7	660.7	594.0	288.1	249.1	365.7	334.4	7,464.8	6,912.2
2	—	—	144.1	138.7	4.0	3.5	18.4	20.3	166.5	162.5
3	2.5	2.6	5.0	3.5	16.4	14.0	8.1	7.6	32.0	27.7
4	5.8	5.8	2.5	—	8.7	8.7	12.0	13.6	29.0	28.1
5	—	—	31.3	22.9	0.5	0.3	1.2	1.4	33.0	24.6
6	—	—	135.2	81.7	20.2	19.3	0.4	0.3	155.8	101.3
Total by rating	6,158.6	5,743.1	978.8	840.8	337.9	294.9	405.8	377.6	7,881.1	7,256.4

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
ARO Rating [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	6,147.3	5,731.8	14.0	13.5	0.1	0.1	—	—	6,161.4	5,745.4
AA	0.5	0.4	5.2	4.4	0.3	0.4	3.6	3.6	9.6	8.8
A	2.5	2.5	8.7	8.5	2.2	2.1	16.1	16.5	29.5	29.6
BBB	—	—	42.7	42.3	7.4	7.5	35.6	37.1	85.7	86.9
BB	2.5	2.6	240.4	220.9	8.2	8.1	26.9	28.1	278.0	259.7
B and below	5.8	5.8	667.8	551.2	319.7	276.7	323.6	292.3	1,316.9	1,126.0
Total by rating	6,158.6	5,743.1	978.8	840.8	337.9	294.9	405.8	377.6	7,881.1	7,256.4

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
Origination Year [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2016	912.1	909.2	—	—	—	—	—	—	912.1	909.2
2015	346.5	341.5	128.1	121.8	—	—	—	—	474.6	463.3
2014	620.7	610.4	328.6	301.3	—	—	—	—	949.3	911.7
2013	1,050.2	1,022.2	28.6	26.3	—	—	—	—	1,078.8	1,048.5
2012	621.3	616.0	—	—	—	—	—	—	621.3	616.0
2011	655.6	626.4	—	—	—	—	—	—	655.6	626.4
2010	492.0	465.1	11.9	11.4	—	—	—	—	503.9	476.5
2009	163.5	161.8	3.4	3.5	—	—	—	—	166.9	165.3
2008	129.1	119.0	—	—	—	—	—	—	129.1	119.0
2007	264.8	237.3	106.6	96.2	109.0	99.6	128.3	112.5	608.7	545.6
2006	326.6	247.1	134.8	77.1	115.4	92.0	94.1	84.0	670.9	500.2
2005 and prior	576.2	387.1	236.8	203.2	113.5	103.3	183.4	181.1	1,109.9	874.7
Total by origination year	6,158.6	5,743.1	978.8	840.8	337.9	294.9	405.8	377.6	7,881.1	7,256.4

(1) Subprime mortgage-backed securities are included in RMBS under this presentation.

(2) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in "Additional Information" section.

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Page 58 of 84

Voya Financial
CMBS and Other Asset-Backed Securities Summary

As of September 30, 2016

CMBS by Rating and Origination Year

(in millions USD)	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year [3]	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**
2016	322.2	312.3	—	—	—	—	—	—	—	—	—	—	322.2	312.3
2015	829.2	767.8	51.7	51.7	13.9	13.9	—	—	—	—	—	—	894.8	833.4
2014	705.2	638.6	8.4	8.4	1.0	1.0	—	—	—	—	—	—	714.6	648.0
2013	622.4	553.2	—	—	—	—	—	—	—	—	—	—	622.4	553.2
2012	29.5	27.4	—	—	—	—	—	—	—	—	—	—	29.5	27.4
2011	58.9	56.8	—	—	—	—	—	—	—	—	—	—	58.9	56.8
2010	22.4	21.7	—	—	—	—	—	—	—	—	—	—	22.4	21.7
2009	0.7	0.7	—	—	—	—	—	—	—	—	—	—	0.7	0.7
2008	—	—	—	—	—	—	—	—	9.9	9.8	—	—	9.9	9.8
2007	149.8	147.4	235.0	231.5	291.5	288.1	68.6	68.1	151.2	140.2	66.0	63.4	962.1	938.7
2006	24.3	24.0	40.1	39.9	142.5	142.5	40.0	40.0	30.1	29.9	40.4	39.3	317.4	315.6
2005 and prior	22.4	21.3	5.3	5.3	31.1	31.1	—	—	10.2	9.0	—	—	69.0	66.7
Total by origination year	**2,787.0**	**2,571.2**	**340.5**	**336.8**	**480.0**	**476.6**	**108.6**	**108.1**	**201.4**	**188.9**	**106.4**	**102.7**	**4,023.9**	**3,784.3**

Other Asset-Backed Securities [1] by Rating and Classification

(in millions USD)	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
ARO Rating [3]	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**
AAA	330.7	323.2	160.5	160.3	133.2	133.2	67.8	66.1	692.2	682.8
AA	—	—	—	—	61.5	61.5	3.0	2.7	64.5	64.2
A	—	—	—	—	3.1	3.1	12.4	12.7	15.5	15.8
BBB	—	—	—	—	2.8	2.8	93.7	87.8	96.5	90.6
BB	—	—	—	—	2.0	2.0	9.1	8.1	11.1	10.1
B and below	—	—	—	—	23.0	21.2	—	—	23.0	21.2
Total by rating	**330.7**	**323.2**	**160.5**	**160.3**	**225.6**	**223.8**	**186.0**	**177.4**	**902.8**	**884.7**

(in millions USD)	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
NAIC Designation [3]	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**	**Fair Value**	**Amortized Cost**
1	330.7	323.2	160.5	160.3	197.8	197.8	108.5	106.9	797.5	788.2
2		—	—	—	2.8	2.8	60.1	54.3	62.9	57.1
3	—	—	—	—	2.0	2.0	15.4	14.4	17.4	16.4
4	—	—	—	—	2.3	2.3	2.0	1.8	4.3	4.1
5	—	—	—	—	—	—	—	—	—	—
6	—	—	—	—	20.7	18.9	—	—	20.7	18.9
Total by rating	**330.7**	**323.2**	**160.5**	**160.3**	**225.6**	**223.8**	**186.0**	**177.4**	**902.8**	**884.7**

[1] Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
[2] Excludes consolidated CLO's
[3] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Page 59 of 84

Mortgage Loans on Real Estate

(in millions USD)	Balances as of									
	9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Region [(1)]										
Pacific	2,884.6	25.1%	2,803.7	25.0%	2,649.1	23.9%	2,605.3	24.9%	2,708.1	25.3%
South Atlantic	2,637.1	23.0%	2,532.7	22.6%	2,557.4	23.1%	2,318.9	22.2%	2,321.3	21.6%
Middle Atlantic	1,609.9	14.0%	1,641.8	14.6%	1,498.9	13.6%	1,499.1	14.3%	1,506.3	14.0%
East North Central	1,243.4	10.9%	1,241.5	11.1%	1,226.7	11.1%	1,103.3	10.6%	1,137.6	10.6%
West South Central	1,172.9	10.2%	1,126.4	10.0%	1,144.5	10.3%	1,103.7	10.6%	1,235.5	11.5%
Mountain	978.9	8.5%	948.0	8.5%	1,066.9	9.6%	924.2	8.8%	913.7	8.5%
West North Central	522.2	4.6%	514.8	4.6%	519.7	4.7%	488.8	4.7%	497.8	4.7%
New England	233.3	2.0%	215.5	1.9%	217.8	2.0%	222.8	2.1%	228.6	2.1%
East South Central	196.4	1.7%	187.8	1.7%	188.2	1.7%	184.6	1.8%	181.6	1.7%
Total Commercial Mortgage Loans	11,478.7	100.0%	11,212.2	100.0%	11,069.2	100.0%	10,450.7	100.0%	10,730.5	100.0%
Property Type [(1)]										
Industrial	2,530.4	22.1%	2,502.2	22.3%	2,365.9	21.4%	2,161.3	20.7%	2,481.7	23.1%
Retail	3,731.5	32.5%	3,595.7	32.1%	3,736.0	33.8%	3,672.8	35.1%	3,714.7	34.6%
Office	1,851.6	16.1%	1,836.7	16.4%	1,768.7	16.0%	1,617.7	15.5%	1,583.8	14.8%
Apartments	2,345.3	20.4%	2,233.2	19.9%	2,146.3	19.4%	1,942.9	18.6%	1,886.6	17.6%
Hotel/Motel	407.8	3.6%	418.1	3.7%	421.5	3.8%	425.0	4.1%	428.0	4.0%
Other	498.0	4.3%	511.5	4.6%	515.3	4.6%	525.9	5.0%	530.1	4.9%
Mixed Use	114.1	1.0%	114.8	1.0%	115.5	1.0%	105.1	1.0%	105.6	1.0%
Total Commercial Mortgage Loans	11,478.7	100.0%	11,212.2	100.0%	11,069.2	100.0%	10,450.7	100.0%	10,730.5	100.0%
Loan Size [(1)]										
Under $5 million	1,184.9	10.3%	1,181.4	10.5%	1,228.5	11.1%	1,181.3	11.3%	1,266.7	11.8%
$5 million but less than $10 million	1,766.5	15.4%	1,763.9	15.7%	1,670.7	15.1%	1,586.6	15.2%	1,605.9	15.0%
$10 million but less than $20 million	2,912.5	25.4%	2,757.9	24.6%	2,726.0	24.6%	2,579.0	24.7%	2,548.5	23.8%
$20 million but less than $30 million	1,651.7	14.4%	1,656.5	14.8%	1,584.2	14.3%	1,487.9	14.2%	1,516.3	14.1%
$30 million and over	3,963.1	34.5%	3,852.5	34.4%	3,859.8	34.9%	3,615.9	34.6%	3,793.1	35.3%
Total Commercial Mortgage Loans	11,478.7	100.0%	11,212.2	100.0%	11,069.2	100.0%	10,450.7	100.0%	10,730.5	100.0%
Other Stats (as ratios)										
LTV - Origination	60.5%		60.5%		60.2%		60.0%		60.1%	
LTV - Current	54.8%		54.8%		54.1%		53.7%		55.2%	
Debt Service Coverage	2.3		—		2.2		2.2		2.1	
Other Stats (in millions USD)										
Allowance for loan losses	3.0		2.8		3.3		3.2		3.3	

(1) Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

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Voya Financial

Page 60 of 84

U.S. and Foreign Corporate Securities

Summary of Corporate Securities by Industry Category

(in millions USD)		Balances as of									
		9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015	
Type	Industry	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	3,869.8	9.0%	3,798.6	8.9%	3,798.6	9.1%	3,670.0	9.0%	3,704.2	8.9%
	Financial	7,692.5	17.9%	7,715.7	18.1%	7,640.1	18.2%	7,426.5	18.2%	7,319.5	17.6%
	Industrial and other companies	19,407.6	45.2%	19,194.2	44.9%	18,723.9	44.6%	17,628.2	43.4%	18,210.6	43.6%
	Energy	5,248.8	12.2%	5,147.5	12.1%	5,327.6	12.7%	5,859.1	14.4%	6,334.9	15.2%
	Utilities	5,324.5	12.4%	5,416.3	12.7%	5,104.5	12.2%	4,864.1	11.9%	4,866.7	11.7%
	Transportation	1,436.8	3.3%	1,393.4	3.3%	1,341.3	3.2%	1,269.5	3.1%	1,259.7	3.0%
	Total by public industries	42,980.0	100.0%	42,665.7	100.0%	41,936.0	100.0%	40,717.4	100.0%	41,695.6	100.0%
Private	Communications	474.2	3.0%	487.1	3.3%	482.2	3.4%	464.0	3.3%	425.1	3.0%
	Financial	1,089.5	7.0%	813.8	5.5%	811.4	5.7%	931.1	6.7%	977.8	6.9%
	Industrial and other companies	8,381.8	53.7%	8,290.6	55.6%	7,897.8	55.0%	7,612.5	54.4%	7,627.3	53.6%
	Energy	1,555.3	10.0%	1,555.5	10.5%	1,549.4	10.7%	1,472.2	10.5%	1,598.3	11.3%
	Utilities	3,550.5	22.8%	3,232.3	21.7%	3,120.8	21.7%	3,043.8	21.8%	3,090.7	21.8%
	Transportation	540.9	3.5%	503.1	3.4%	496.3	3.5%	466.1	3.3%	481.7	3.4%
	Total by private industries	15,592.2	100.0%	14,882.4	100.0%	14,357.9	100.0%	13,989.7	100.0%	14,200.9	100.0%
Totals	Communications	4,344.0	7.4%	4,285.7	7.5%	4,280.8	7.6%	4,134.0	7.6%	4,129.3	7.4%
	Financial	8,782.0	15.0%	8,529.5	14.8%	8,451.5	15.0%	8,357.6	15.3%	8,297.3	14.8%
	Industrial and other companies	27,789.4	47.4%	27,484.8	47.8%	26,621.7	47.3%	25,240.7	46.0%	25,837.9	46.3%
	Energy	6,804.1	11.6%	6,703.0	11.6%	6,877.0	12.2%	7,331.3	13.4%	7,933.2	14.2%
	Utilities	8,875.0	15.2%	8,648.6	15.0%	8,225.3	14.6%	7,907.9	14.5%	7,957.4	14.2%
	Transportation	1,977.7	3.4%	1,896.5	3.3%	1,837.6	3.3%	1,735.6	3.2%	1,741.4	3.1%
	Total by industry categories	**58,572.2**	**100.0%**	**57,548.1**	**100.0%**	**56,293.9**	**100.0%**	**54,707.1**	**100.0%**	**55,896.5**	**100.0%**

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Voya Financial

Page 61 of 84

Exposure to European Debt-Fixed Maturities and Equity Securities

As of September 30, 2016

(in millions USD)	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Amortized Cost	% of Total
Ireland	—	—%	—	—%	223.5	2.9%	223.5	2.5%	203.2	2.5%
Italy	—	—%	—	—%	244.4	3.2%	244.4	2.7%	219.6	2.7%
Portugal	—	—%	—	—%	10.5	0.1%	10.5	0.1%	8.6	0.1%
Spain	—	—%	—	—%	170.1	2.2%	170.1	1.9%	147.2	1.8%
Total Peripheral Euro-Zone	**—**	**—%**	**—**	**—%**	**648.5**	**8.4%**	**648.5**	**7.2%**	**578.6**	**7.1%**
Austria	—	—%	—	—%	—	—%	—	—%	—	—%
Belgium	37.3	14.7%	—	—%	453.5	5.9%	490.8	5.5%	419.3	5.1%
Bulgaria	—	—%	—	—%	—	—%	—	—%	—	—%
Croatia	28.7	11.3%	—	—%	—	—%	28.7	0.3%	25.7	0.3%
Czech Republic	—	—%	—	—%	10.7	0.1%	10.7	0.1%	10.0	0.1%
Denmark	—	—%	—	—%	118.2	1.5%	118.2	1.3%	109.6	1.3%
Finland	—	—%	—	—%	17.2	0.2%	17.2	0.2%	17.0	0.2%
France	—	—%	147.0	14.5%	406.1	5.3%	553.1	6.2%	513.4	6.2%
Germany	—	—%	9.6	1.0%	834.7	10.9%	844.3	9.4%	796.1	9.6%
Hungary	—	—%	—	—%	—	—%	—	—%	—	—%
Iceland	—	—%	—	—%	—	—%	—	—%	—	—%
Kazakhstan	46.7	18.4%	1.4	0.1%	22.1	0.3%	70.2	0.8%	66.6	0.8%
Latvia	4.6	1.8%	—	—%	—	—%	4.6	0.1%	4.5	0.1%
Lithuania	35.0	13.8%	—	—%	—	—%	35.0	0.4%	30.0	0.4%
Luxembourg	—	—%	—	—%	—	—%	—	—%	—	—%
Netherlands	—	—%	142.1	14.0%	979.5	12.7%	1,121.6	12.5%	1,040.7	12.5%
Norway	—	—%	—	—%	397.6	5.3%	397.6	4.4%	381.9	4.6%
Russian Federation	53.0	20.8%	5.1	0.5%	73.5	1.0%	131.6	1.5%	115.9	1.4%
Slovakia	5.7	2.2%	—	—%	—	—%	5.7	0.1%	5.0	—%
Slovenia	—	—%	—	—%	—	—%	—	—%	—	—%
Sweden	—	—%	33.7	3.3%	52.7	0.7%	86.4	1.0%	80.7	1.0%
Switzerland	—	—%	315.5	31.1%	479.5	6.2%	795.0	8.9%	734.1	8.9%
Turkey	43.3	17.0%	—	—%	86.5	1.1%	129.8	1.4%	125.6	1.5%
United Kingdom	—	—%	359.7	35.5%	3,106.9	40.4%	3,466.6	38.7%	3,220.4	38.9%
Total Non-Peripheral Europe	**254.3**	**100.0%**	**1,014.1**	**100.0%**	**7,038.7**	**91.6%**	**8,307.1**	**92.8%**	**7,696.5**	**92.9%**
Total Europe	**254.3**	**100.0%**	**1,014.1**	**100.0%**	**7,687.2**	**100.0%**	**8,955.6**	**100.0%**	**8,275.1**	**100.0%**

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Reconciliations

Voya Financial

Page 63 of 84

Reconciliation of Operating Revenues and Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Operating Revenues							
Retirement	673.8	722.3	937.7	662.5	1,137.3	2,333.8	2,331.6
Investment Management	163.0	142.4	132.2	147.9	152.6	437.6	474.3
Annuities	310.6	319.1	303.0	322.2	314.4	932.7	940.4
Individual Life	637.7	624.9	624.0	614.9	670.1	1,886.6	2,001.8
Employee Benefits	405.9	400.8	399.7	383.4	376.7	1,206.4	1,123.8
Ongoing Business	**2,191.0**	**2,209.5**	**2,396.6**	**2,130.9**	**2,651.1**	**6,797.1**	**6,871.9**
Corporate	14.5	17.5	12.9	16.7	14.1	44.9	53.1
Total Closed Blocks	10.4	15.4	15.8	13.8	14.9	41.6	52.8
Total operating revenues	**2,215.9**	**2,242.4**	**2,425.3**	**2,161.4**	**2,680.1**	**6,883.6**	**6,977.8**
Operating Earnings							
Retirement	62.9	140.5	103.7	137.2	80.5	307.1	333.4
Investment Management	51.5	31.8	22.7	42.4	45.6	106.0	139.5
Annuities	113.3	72.6	50.7	62.9	50.5	236.6	180.1
Individual Life	(76.2)	50.3	41.1	102.4	(10.8)	15.2	70.3
Employee Benefits	41.3	32.3	20.8	23.6	44.2	94.4	122.5
Ongoing Business	**192.8**	**327.5**	**239.0**	**368.5**	**210.0**	**759.3**	**845.8**
Corporate	(77.5)	(94.3)	(73.0)	(82.1)	(75.6)	(244.8)	(177.1)
Total Closed Blocks	(6.9)	1.9	3.8	2.0	2.6	(1.2)	20.4
Total operating earnings before income taxes	**108.4**	**235.1**	**169.8**	**288.4**	**137.0**	**513.3**	**689.1**
Closed Block Variable Annuity	(328.0)	56.5	46.0	(317.3)	(7.1)	(225.5)	144.0
Net investment gains (losses) and related charges and adjustments	(65.6)	(24.7)	(60.4)	(59.7)	(64.6)	(150.7)	(23.6)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(53.5)	21.2	93.5	(39.6)	(31.7)	61.2	(54.3)
Income (loss) related to businesses exited through reinsurance or divestment	1.3	0.5	1.6	(104.2)	(16.4)	3.4	(65.1)
Income (loss) attributable to noncontrolling interests	11.6	(25.5)	0.7	(53.6)	75.9	(13.2)	183.9
Income (loss) on early extinguishment of debt	(0.1)	(102.4)	(1.7)	—	(0.2)	(104.2)	(10.1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(7.1)	—	—	62.7	—	(7.1)	—
Other adjustments to operating earnings (1)	(22.9)	(7.6)	(8.2)	(20.0)	(12.6)	(38.7)	(36.1)
Total non-operating adjustments	**(464.3)**	**(82.0)**	**71.5**	**(531.7)**	**(56.7)**	**(474.8)**	**138.7**
Income (loss) before income taxes	**(355.9)**	**153.1**	**241.3**	**(243.3)**	**80.3**	**38.5**	**827.8**
Less: Income tax expense (benefit)	(119.4)	17.1	49.0	(82.9)	(35.9)	(53.3)	128.8
Net income (loss)	**(236.5)**	**136.0**	**192.3**	**(160.4)**	**116.2**	**91.8**	**699.0**
Net income (loss) attributable to noncontrolling interest	11.6	(25.5)	0.7	(53.6)	75.9	(13.2)	183.9
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(248.1)**	**161.5**	**191.6**	**(106.8)**	**40.3**	**105.0**	**515.1**

(1) Included restucturing expenses (severance, leave write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc from ING U.S., Inc.

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Page 64 of 84

Voya Financial

Reconciliation of Operating Revenues by Segment

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Operating revenues							
Retirement	673.8	722.3	937.7	662.5	1,137.3	2,333.8	2,331.6
Investment Management	163.0	142.4	132.2	147.9	152.6	437.6	474.3
Annuities	310.6	319.1	303.0	322.2	314.4	932.7	940.4
Individual Life	637.7	624.9	624.0	614.9	670.1	1,886.6	2,001.8
Employee Benefits	405.9	400.8	399.7	383.4	376.7	1,206.4	1,123.8
Ongoing Business	**2,191.0**	**2,209.5**	**2,396.6**	**2,130.9**	**2,651.1**	**6,797.1**	**6,871.9**
Corporate	14.5	17.5	12.9	16.7	14.1	44.9	53.1
Total Closed Blocks	10.4	15.4	15.8	13.8	14.9	41.6	52.8
Total operating revenues	**2,215.9**	**2,242.4**	**2,425.3**	**2,161.4**	**2,680.1**	**6,883.6**	**6,977.8**
Adjustments							
Closed Block Variable Annuity	271.7	362.0	453.0	(127.4)	789.0	1,086.7	1,711.9
Net realized investment gains (losses) and related charges and adjustments	(12.8)	(39.6)	(107.7)	(86.0)	(97.8)	(160.1)	(63.8)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(51.1)	35.6	130.1	(38.7)	119.9	114.6	110.7
Revenues (losses) related to business exited through reinsurance or divestment	32.3	66.1	58.5	9.9	27.3	156.9	15.7
Revenues (loss) attributable to noncontrolling interests	39.3	3.5	22.5	17.7	146.8	65.3	396.4
Other adjustments to operating revenues [1]	33.2	26.0	27.6	35.9	31.1	86.8	120.2
Total revenue	**2,528.5**	**2,696.0**	**3,009.3**	**1,972.8**	**3,696.4**	**8,233.8**	**9,268.9**

[1] Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

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Page 65 of 84

Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Income (Loss)

	Three Months Ended			Twelve Months Ended				
(in millions USD)	9/30/2016	6/30/2016	9/30/2015	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Net Income (loss)	**(236.5)**	**136.0**	**116.2**	**(68.6)**	**284.1**	**515.2**	**538.6**	**2,018.8**
Less: Net income (loss) attributable to noncontrolling interest	11.6	(25.5)	75.9	(66.8)	(2.5)	104.9	130.3	124.9
Net Income (loss) available to Voya Financial, Inc.'s common shareholders	**(248.1)**	**161.5**	**40.3**	**(1.8)**	**286.6**	**410.3**	**408.3**	**1,893.9**
Less: Adjustments to operating earnings								
Closed Block Variable Annuity	(328.0)	56.5	(7.1)	(542.8)	(221.9)	(97.9)	(173.3)	(173.3)
Net Investment gains (losses) and related charges and adjustments	(65.6)	(24.7)	(64.6)	(210.4)	(209.4)	(194.1)	(83.3)	17.5
Other adjustments	(82.3)	(88.3)	(60.9)	(186.5)	(165.1)	(106.1)	(266.7)	(693.2)
Total Adjustments to operating earnings before tax effect	(475.9)	(56.5)	(132.6)	(939.7)	(596.4)	(398.1)	(523.3)	(849.0)
Income taxes on adjustments to operating earnings [(1)]	166.6	19.8	46.4	328.9	208.7	139.3	183.2	297.2
Total Adjustments to operating earnings, after tax[(1)]	(309.3)	(36.7)	(86.2)	(610.8)	(387.7)	(258.8)	(340.1)	(551.8)
Less: Difference between actual tax (expense) benefit and assumed tax rate	(12.5)	38.3	33.3	63.8	109.7	85.9	83.7	1,732.1
Operating earnings, after-tax [(1)]	**73.7**	**159.9**	**93.2**	**545.2**	**564.6**	**583.2**	**664.7**	**713.6**
Less: Income taxes [(1)]	(34.7)	(75.2)	(43.8)	(256.5)	(265.7)	(274.5)	(312.8)	(352.4)
Total operating earnings before income taxes	108.4	235.1	137.0	801.7	830.3	857.7	977.5	1,066.0
Less: Corporate	(77.5)	(94.3)	(75.6)	(326.9)	(325.0)	(284.0)	(259.2)	(224.8)
Less: Closed Block Other	(6.9)	1.9	2.6	0.8	10.3	12.4	22.4	23.2
Operating earnings before income taxes for Ongoing Business	192.8	327.5	210.0	1,127.8	1,145.0	1,129.3	1,214.3	1,267.6
Less: DAC/VOBA and other intangibles unlocking [(2)]	(140.0)	19.6	(93.1)	(92.9)	(46.0)	(72.6)	(67.5)	(86.4)
Less: Other Operating Adjustments [(3)]	2.6	—		2.6	—	—	—	20.0
Ongoing Business adjusted operating earnings before income taxes	**330.2**	**307.9**	**303.1**	**1,218.1**	**1,191.0**	**1,201.9**	**1,281.8**	**1,334.0**

(1) Assumes a 32% tax rate on operating earnings and all components of operating earnings described as "after-tax." A 35% tax rate is applied to all non-operating items. The 32% tax rate for operating earnings and components reflects the estimated benefit of the dividend received deduction related to Ongoing Business.

(2) DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC.

(3) See page 4 for a description of the Other Operating Adjustments.

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Page 66 of 84

Voya Financial
Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Income (Loss)

(in millions USD)	Twelve Months Ended 12/31/2014	12/31/2013	12/31/2012
Net Income (loss)	**2,532.7**	**788.6**	**628.2**
Less: Net income (loss) attributable to noncontrolling interest	237.7	190.1	138.2
Net Income (loss) available to Voya Financial, Inc.'s common shareholders	**2,295.0**	**598.5**	**490.0**
Less: Adjustments to operating earnings			
Closed Block Variable Annuity	(239.2)	(1,211.3)	(675.3)
Net Investment gains (losses) and related charges and adjustments	215.1	212.1	455.5
Other adjustments	(643.0)	296.6	(213.7)
Total Adjustments to operating earnings before tax effect	(667.1)	(702.6)	(433.5)
Income taxes on adjustments to operating earnings [(1)]	233.5	245.9	151.7
Total Adjustments to operating earnings, after tax[(1)]	(433.6)	(456.7)	(281.8)
Less: Difference between actual tax (expense) benefit and assumed tax rate	1,928.7	230.6	174.9
Operating earnings, after-tax [(1)]	**799.9**	**824.6**	**596.9**
Less: Income taxes [(1)]	(430.7)	(444.0)	(321.4)
Total operating earnings before income taxes	1,230.6	1,268.6	918.3
Less: Corporate	(170.4)	(210.6)	(182.3)
Less: Closed Block Other	24.7	50.6	109.7
Operating earnings before income taxes for Ongoing Business	1,376.3	1,428.6	990.9
Less: DAC/VOBA and other intangibles unlocking [(2)]	(21.6)	133.2	(77.0)
Less: Other Operating Adjustments [(3)]	20.0	83.6	(25.3)
Ongoing Business adjusted operating earnings before income taxes	**1,377.9**	**1,211.8**	**1,093.2**

(1) Assumes a 32% tax rate for 2015 and later and 35% tax rate for 2014 and earlier on operating earnings and all components of operating earnings described as “after-tax.” A 35% tax rate is applied to all non-operating items. The 32% tax rate for operating earnings and components reflects the estimated benefit of the dividend received deduction related to Ongoing Business.

(2) DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC.

(3) See page 4 for a description of Other Operating Adjustments.

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Voya Financial

Page 67 of 84

Reconciliation of Adjusted Operating Earnings

(in millions USD, unless otherwise indicated)	Three Months Ended September 30, 2016								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	62.9	51.5	113.3	(76.2)	41.3	192.8	—	(84.4)	108.4
Less:									
Interest expense	—	—	—	—	—	—	—	(47.6)	(47.6)
DAC/VOBA and other intangibles unlocking	(74.1)	—	56.4	(122.1)	(0.2)	(140.0)	—	—	(140.0)
Gain on Lehman Recovery		2.6				2.6			2.6
Adjusted operating earnings before interest	137.0	48.9	56.9	45.9	41.5	330.2	—	(36.8)	293.4
Income tax expense	43.8	15.6	18.2	14.7	13.3	105.6	—	(11.8)	93.8
Adjusted operating earnings before interest and after income taxes	**93.2**	**33.3**	**39.6**	**31.2**	**28.2**	**224.6**	**—**	**(25.0)**	**199.6**

(in millions USD, unless otherwise indicated)	Three Months Ended June 30, 2016								
	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	140.5	31.8	72.6	50.3	32.3	327.5		92.4	235.1
Less:									
Interest expense								(49.0)	(49.0)
DAC/VOBA and other intangibles unlocking	10.7	—	14.4	(4.0)	(1.5)	19.6	—	—	19.6
Adjusted operating earnings before interest	129.8	31.8	58.2	54.3	33.8	307.9	—	(43.4)	264.5
Income tax expense	41.5	10.2	18.6	17.4	10.8	98.5	—	(13.9)	84.6
Adjusted operating earnings before interest and after income taxes	**88.3**	**21.6**	**39.6**	**36.9**	**23.0**	**209.4**	**—**	**(29.5)**	**179.9**

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Voya Financial

Reconciliation of Adjusted Operating Earnings

Three Months Ended September 30, 2015

Closed Corporate Block and Other (in millions USD, unless otherwise Investment Individual Employee Ongoing Variable Closed indicated) Retirement Management Annuities Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 80.5 45.6 50.5 (10.8) 44.2 210.0 — (73.0) 137.0 Less: Interest expense — — — — — — — (48.1) (48.1) DAC/VOBA and other intangibles unlocking (48.2) — (12.9) (29.4) (2.6) (93.1) — — (93.1) Gain on Lehman Recovery — — — — — — — 1.6 1.6 Adjusted operating earnings before interest 128.7 45.6 63.4 18.6 46.8 303.1 — (26.5) 276.6 Income tax expense 41.2 14.6 20.3 6.0 15.0 97.1 — (8.5) 88.6

Adjusted operating earnings before interest and after income taxes 87.5 31.0 43.1 12.6 31.8 206.0 — (18.0) 188.0

Voya Financial

Page 69 of 84

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

	Twelve Months Ended September 30, 2016								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	444.3	148.4	299.5	117.6	118.0	1,127.8		(326.1)	801.7
Less:									
Interest expense						—		(193.8)	(193.8)
DAC/VOBA and other intangibles unlocking	(49.9)	—	89.7	(128.5)	(4.2)	(92.9)		—	(92.9)
Gain on Lehman Recovery	—	2.6	—	—	—	2.6		—	2.6
Adjusted operating earnings before interest	494.2	145.8	209.8	246.1	122.2	1,218.1	—	(132.3)	1,085.8
Income tax expense	158.1	46.7	67.1	78.8	39.1	389.8		(42.3)	347.5
Adjusted operating earnings before interest and after income taxes	**336.1**	**99.1**	**142.7**	**167.3**	**83.1**	**828.3**	**—**	**(90.0)**	**738.3**
Average Capital [1]	3,951	309	1,608	2,058	386	8,312	3,119	4,026	15,457
Adjusted Operating Return on Capital	**8.5%**	**32.1%**	**8.9%**	**8.1%**	**21.5%**	**10.0%**	**N/M**	**N/M**	**4.8%**

	Twelve Months Ended June 30, 2016								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	461.9	142.5	236.7	183.0	120.9	1,145.0		(314.7)	830.3
Less:									
Interest expense								(194.3)	(194.3)
DAC/VOBA and other intangibles unlocking	(24.0)	—	20.4	(35.8)	(6.6)	(46.0)		—	(46.0)
Net gain from Lehman Recovery/LIHTC	—	—	—	—	—	—		1.6	1.6
Adjusted operating earnings before interest	485.9	142.5	216.3	218.8	127.5	(1,191.0)	—	(122.0)	1,069.0
Income tax expense	155.5	45.6	69.2	70.0	40.8	381.1		(39.0)	342.1
Adjusted operating earnings before interest and after income taxes	**330.4**	**96.9**	**147.1**	**148.8**	**86.7**	**809.9**	**—**	**(83.0)**	**726.9**
Average Capital [1]	3,957	325	1,656	2,127	388	8,453	3,088	4,068	15,609
Adjusted Operating Return on Capital	**8.3%**	**29.8%**	**8.9%**	**7.0%**	**22.3%**	**9.6%**	**N/M**	**N/M**	**4.7%**

[1] Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015.

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Voya Financial

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

Twelve Months Ended March 31, 2016

Closed Corporate Investment Individual Employee Ongoing Block and Other Variable Closed

(in millions USD, unless otherwise indicated) Retirement Management Annuities Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 449.8 157.7 225.1 170.4 126.3 1,129. (271.6) 857.7 Less: 3 Interest expense (195.2) (195.2) DAC/VOBA and other intangibles unlocking (31.2) — 11.0 (46.4) (6.0) (72.6) — (72.6) Net gain from Lehman Recovery/LIHTC — — — — — — 1.6 1.6 Adjusted operating earnings before interest 481.0 157.7 214.1 216.8 132.3 1,201. — (78.0) 1,123.9 Income tax expense 153.9 50.5 68.5 69.4 42.3 384.6 9 (24.9) 359.7

Adjusted operating earnings before interest and after income taxes 327.1 107.2 145.6 147.4 90.0 817.3 — (53.1) 764.2

Average Capital (1) 3,966 331 1,683 2,217 390 8,587 2,919 4,248 15,754

Adjusted Operating Return on Capital 8.2% 32.3% 8.7% 6.6% 23.1% 9.5% N/M N/M 4.9% Twelve Months Ended December 31, 2015

Closed Corporate Investment Individual Employee Ongoing Block and Other Variable Closed

(in millions USD, unless otherwise indicated) Retirement Management Annuities Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 470.6 181.9 243.0 172.7 146.1 1,214. — (236.8) 977.5 Less: 3 Interest expense — — — — — — — (194.5) (194.5) DAC/VOBA and other intangibles unlocking (37.2) — 12.5 (38.4) (4.4) (67.5) — — (67.5) Net gain from Lehman Recovery/LIHTC — — — — — — — 1.6 1.6 Adjusted operating earnings before interest 507.8 181.9 230.5 211.1 150.5 1,281. — (43.9) 1,237.9 Income tax expense 162.5 58.2 73.8 67.6 48.2 410.3 8 — (14.0) 396.3

Adjusted operating earnings before interest and after income taxes 345.3 123.7 156.7 143.5 102.3 871.5 — (29.9) 841.6

Average Capital (1) 3,965 329 1,689 2,327 387 8,697 2,803 4,467 15,967

Adjusted Operating Return on Capital 8.7% 37.6% 9.3% 6.2% 26.5% 10.0% N/M N/M 5.3%

(1) Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015

Page 71 of 84

Voya Financial
Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Twelve Months Ended September 30, 2015								
Operating earnings before income taxes	483.3	186.5	244.8	173.3	179.7	1,267.6	—	(201.6)	1,066.0
Less:									
Interest expense	—	—	—	—	—	—	—	(193.4)	(193.4)
DAC/VOBA and other intangibles unlocking	(44.3)	—	0.5	(38.4)	(4.2)	(86.4)	—	—	(86.4)
Gain on reinsurance recapture	—	—	—	20.0	—	20.0	—	—	20.0
Net gain from Lehman Recovery/LIHTC	—	—	—	—	—	—	—	1.6	1.6
Adjusted operating earnings before interest	527.6	186.5	244.3	191.7	183.9	1,334.0	—	(9.8)	1,324.2
Income tax expense	173.2	61.1	80.2	63.7	60.6	438.8	—	(3.1)	435.7
Adjusted operating earnings before interest and after income taxes	**354.4**	**125.4**	**164.1**	**128.0**	**123.3**	**895.2**	**—**	**(6.7)**	**888.5**
Average Capital [1]	3,952	322	1,686	2,455	380	8,795	2,776	4,459	16,030
Adjusted Operating Return on Capital	**9.0%**	**38.9%**	**9.7%**	**5.2%**	**32.5%**	**10.2%**	**N/M**	**N/M**	**5.5%**

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Twelve Months Ended December 31, 2014								
Operating earnings before income taxes	517.8	210.3	262.0	237.3	148.9	1,376.3	—	(145.7)	1,230.6
Less:									
Interest expense	—	—	—	—	—	—	—	(188.0)	(188.0)
DAC/VOBA and other intangibles unlocking	(30.0)	—	26.4	(10.2)	(7.8)	(21.6)	—	—	(21.6)
Gain on reinsurance recapture	—	—	—	20.0	—	20.0	—	—	20.0
Gain on Lehman Recovery	—	—	—	—	—	—	—	4.0	4.0
Adjusted operating earnings before interest	547.8	210.3	235.6	227.5	156.7	1,377.9	—	38.3	1,416.2
Income tax expense	191.7	73.6	82.5	79.6	54.8	482.2	—	13.4	495.6
Adjusted operating earnings before interest and after income taxes	**356.1**	**136.7**	**153.1**	**147.9**	**101.9**	**895.7**	**—**	**24.9**	**920.6**
Average Capital [2]	3,891	310	1,694	2,781	352	9,028	3,233	3,023	15,284
Adjusted Operating Return on Capital	**9.2%**	**44.2%**	**9.0%**	**5.3%**	**28.9%**	**9.9%**	**N/M**	**N/M**	**6.0%**

[1] Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015

[2] Includes capital impacts related to the 2014 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2014

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Voya Financial

Page 72 of 84

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Twelve Months Ended December 31, 2013								
Operating earnings before income taxes	595.8	178.1	293.8	254.8	106.1	1,428.6	—	(160.0)	1,268.6
Less:									
Interest expense	—	—	—	—	—	—	—	(179.7)	(179.7)
DAC/VOBA and other intangibles unlocking	45.6	—	83.3	4.8	(0.5)	133.2	—	—	133.2
Net gain from Lehman Recovery/LIHTC	12.9	13.2	13.5	39.7	4.3	83.6	—	3.4	87.0
Adjusted operating earnings before interest	537.3	164.9	197.0	210.3	102.3	1,211.8	—	16.3	1,228.1
Income tax expense	188.1	57.7	69.0	73.6	35.8	424.2	—	5.7	429.9
Adjusted operating earnings before interest and after income taxes	**349.2**	**107.2**	**128.0**	**136.7**	**66.5**	**787.6**	**—**	**10.6**	**798.2**
Average Capital	3,915	303	1,762	2,804	354	9,137	3,235	2,104	14,476
Adjusted Operating Return on Capital	**8.9%**	**35.4%**	**7.3%**	**4.9%**	**18.8%**	**8.6%**	**N/M**	**N/M**	**5.5%**

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Twelve Months Ended December 31, 2012								
Operating earnings before income taxes	448.6	134.5	102.2	196.2	109.4	990.9	—	(72.6)	918.3
Less:									
Interest expense	—	—	—	—	—	—	—	(127.8)	(127.8)
DAC/VOBA and other intangibles unlocking	5.8	—	(86.2)	3.4	—	(77.0)	—	—	(77.0)
Impact of investment portfolio restructuring	(31.2)	2.2	(11.2)	14.8	0.1	(25.3)	—	(5.8)	(31.1)
Adjusted operating earnings before interest	474.0	132.3	199.6	178.0	109.3	1,093.2	—	61.0	1,154.2
Income tax expense	165.9	46.3	69.9	62.3	38.3	382.7	—	21.4	404.1
Adjusted operating earnings before interest and after income taxes	**308.1**	**86.0**	**129.7**	**115.7**	**71.0**	**710.5**	**—**	**39.6**	**750.1**
Average Capital	4,308	289	2,210	2,702	421	9,930	3,394	587	13,911
Adjusted Operating Return on Capital	**7.2%**	**29.8%**	**5.9%**	**4.3%**	**16.9%**	**7.2%**	**N/M**	**N/M**	**5.4%**

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Page 73 of 84

Reconciliation of Ongoing Business Adjusted Return On Equity and Capital

	Twelve Months Ended							
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	12/31/2014	12/31/2013	12/31/2012
GAAP Return on Equity	**0.0 %**	**2.0 %**	**2.8 %**	**2.7 %**	**12.3 %**	**15.8 %**	**4.4 %**	**3.7 %**
Effect of Adjustments to Ongoing Business Adjusted Operating Earnings After Income Tax and Ongoing Business Equity and Capital:								
Exclusion of AOCI	2.1 %	1.7 %	1.7 %	2.0 %	2.2 %	2.3 %	2.1 %	2.0 %
DAC/VOBA and Other Intangible Unlocking Excluded from Ongoing Business Adjusted Operating Earnings	0.6 %	0.3 %	0.5 %	0.4 %	0.6 %	0.1 %	(1.0)%	0.6 %
Other Adjustments to Ongoing Business adjusted Operating Earnings	—	—	—	—	(0.1)%	(0.1)%	(0.6)%	0.2 %
Exclusion of Corporate and Closed Block Other Operating Earnings Before Income Taxes and Allocated Capital	2.6 %	2.4 %	2.2 %	2.2 %	2.1 %	2.0 %	0.8 %	(0.1)%
Exclusion of Capital Allocated to Deferred Tax Assets	1.7 %	1.7 %	1.7 %	1.7 %	1.5 %	0.2 %	—	—
Effect of Calculated Interest Expense and Assumed 25% Debt-to-Capital Ratio (vs actual)	(0.6)%	(0.5)%	(0.5)%	(0.6)%	(0.5)%	(0.5)%	(0.6)%	(1.0)%
Exclusion of Closed Block Variable Annuity Result and Allocated Capital	6.4 %	4.0 %	3.0 %	3.4 %	3.4 %	4.3 %	12.0 %	7.3 %
Exclusion of Net Investment Gains and Losses	1.5 %	1.5 %	1.3 %	0.6 %	(0.1)%	(1.5)%	(1.6)%	(3.5)%
Exclusion of Net Guaranteed Benefit Hedging Gains and Losses	(0.1)%	(0.3)%	(0.3)%	0.6 %	0.6 %	0.1 %	(0.1)%	(0.7)%
Exclusion of Income (Loss) Related to Business Exited Through Reinsurance or Divestment	0.7 %	0.8 %	1.1 %	1.1 %	1.0 %	1.1 %	0.4 %	—
Exclusion of Loss Related to Early Extinguishment of Debt	0.7 %	0.7 %	0.1 %	0.1 %	0.1 %	—	—	—
Exclusion of Immediate Recognition of Net Actuarial Gains (Losses) Related to Pension and Other Postretirement Benefit Obligations and Gains (Losses) from Plan Amendments and Curtailments	(0.4)%	(0.4)%	(0.4)%	(0.4)%	2.4 %	2.6 %	(3.0)%	1.3 %
Effect of Other Adjustments to Operating Earnings	0.3 %	0.4 %	0.3 %	0.5 %	0.3 %	0.6 %	0.5 %	1.1 %
Effect of Assumed Tax Rate vs actual effective tax rate	2.6 %	(4.1)%	(1.7)%	(1.9)%	16.4 %	(21.3)%	(3.1)%	(2.6)%
Other Income Tax Effects	(6.0)%	1.3 %	(0.4)%	(0.3)%	(29.9)%	6.4 %	0.1 %	— %
Ongoing Business Adjusted Operating Return on Equity	**12.1 %**	**11.5 %**	**11.4 %**	**12.1 %**	**12.3 %**	**12.1 %**	**10.3 %**	**8.3 %**
Inclusion of debt (based on 25% debt to capital ratio)	(3.0)%	(2.8)%	(2.8)%	(3.0)%	(3.0)%	(3.1)%	(2.6)%	(2.0)%
Exclusion of assumed interest expense	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %
Ongoing Business Adjusted Operating Return on Capital	**10.0 %**	**9.6 %**	**9.5 %**	**10.0 %**	**10.2 %**	**9.9 %**	**8.6 %**	**7.2 %**

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Impacts of Prepayments and Alternative Income Above (Below) Long-Term Expectations on ROC/ROE (bps)

Twelve Months Ended

(in basis points) 9/30/2016 12/31/2015 12/31/2014 12/31/2013 Prepayments Above (Below) Long-term Expectations (1)

Effect on ROC:

Retirement 60 49 26 4 Investment Management — — — —Annuities 98 69 33 18

Life 33 41 14 12

Employee Benefits 55 35 4 29

Total Ongoing Business 58 48 22 10

Effect on Ongoing Business ROE 77 64 29 13

Alternatives Above (Below) Long-term Expectations (1)

Effect on ROC:

Retirement (66) (44) 1 23

Investment Management (981) (326) 139 271

Annuities (94) (61) 14 29 Life (51) (27) 12 18

Employee Benefits (72) (49) 11 31

Total Ongoing Business (102) (53) 12 30

Effect on Ongoing Business ROE (135) (71) 16 40

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)

Effect on ROC:

Retirement (6) 5 27 27 Investment Management (981) (326) 139 271 Annuities 4 8 47 47

Life (18) 14 26 30

Employee Benefits (17) (14) 15 60

Total Ongoing Business (44) (5) 34 40

Effect on Ongoing Business ROE (58) (7) 45 53

(1) Basis point impacts are after DAC and after tax.

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Calculation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended					Twelve Months Ended	
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	12/31/2015
GAAP Return on Equity:							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(248.1)**	**161.5**	**191.6**	**(106.8)**	**40.3**	**(1.8)**	**408.3**
Voya Financial, Inc. shareholders' equity: end of period	15,206	15,339	14,461	13,436	14,286	15,206	13,436
Voya Financial, Inc. shareholders' equity: average for period	15,273	14,900	13,949	13,861	14,571	14,496	15,019
GAAP Return on Equity	**(6.5)%**	**4.3%**	**5.5%**	**(3.1)%**	**1.1%**	**0.0 %**	**2.7%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity:							
Ongoing Business adjusted operating earnings before income taxes	330.2	307.9	239.4	340.6	303.1	1,218.1	1,281.8
Income taxes on adjusted operating earnings [1]	(105.7)	(98.5)	(76.6)	(109.0)	(97.0)	(389.8)	(410.3)
Ongoing Business adjusted operating earnings after income taxes	224.5	209.4	162.8	231.6	206.1	828.3	871.5
Interest expense after-tax [2]	(18.5)	(18.8)	(19.7)	(19.7)	(20.6)	(76.7)	(82.1)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**206.0**	**190.6**	**143.1**	**211.9**	**185.5**	**751.6**	**789.4**
End of period capital for Ongoing Business	**8,108**	**8,256**	**8,370**	**8,377**	**8,643**	**8,108**	**8,377**
Average capital for Ongoing Business	8,182	8,313	8,374	8,377	8,743	8,312	8,697
Average debt (based on 25% debt-to-capital ratio)	(2,046)	(2,078)	(2,094)	(2,094)	(2,186)	(2,078)	(2,175)
Average equity for Ongoing Business	**6,136**	**6,235**	**6,280**	**6,283**	**6,557**	**6,234**	**6,522**
Adjusted Operating Return on Capital for Ongoing Business	**11.0 %**	**10.1%**	**7.8%**	**11.1 %**	**9.4%**	**10.0 %**	**10.0%**
Adjusted Operating Return on Equity for Ongoing Business [2]	**13.4 %**	**12.2%**	**9.1%**	**13.5 %**	**11.3%**	**12.1 %**	**12.1%**

[1] Assumes a 32% tax rate on operating earnings described as "after tax".

[2] Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented.

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Page 76 of 84

Reconciliation of Operating Earnings Per Share; Book Value Per Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of	
(in whole dollars)	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Net income (loss) available to Voya Financial, Inc.'s common shareholders per common share (Diluted)	**(1.23)**	**0.79**	**0.92**	**(0.49)**	**0.18**	**0.51**	**2.23**
Exclusion of per share impact of:							
Closed Block Variable Annuity	1.06	(0.18)	(0.14)	0.95	0.02	0.72	(0.40)
Net investment gains (losses) and related charges and adjustments	0.21	0.08	0.19	0.18	0.19	0.48	0.07
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	0.17	(0.07)	(0.29)	0.12	0.09	(0.19)	0.15
Income (loss) related to businesses exited through reinsurance or divestment	—	—	—	0.31	0.05	(0.01)	0.18
Income (loss) on early extinguishment of debt	—	0.33	0.01	—	—	0.33	0.03
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	0.02	—	—	(0.19)	—	0.02	—
Other adjustments to operating earnings	0.07	0.02	0.03	0.06	0.04	0.12	0.10
Effect of assumed tax rate vs actual effective tax rate	0.07	(0.18)	(0.17)	(0.03)	(0.15)	(0.27)	(0.33)
Consolidated Operating earnings per share (Diluted)	**0.37**	**0.79**	**0.55**	**0.91**	**0.42**	**1.71**	**2.03**
Book value per share, including AOCI	78.14	76.62	70.89	64.26	66.35	78.14	66.35
Per share impact of AOCI	(18.07)	(17.18)	(12.14)	(6.82)	(9.50)	(18.07)	(9.50)
Book value per share, excluding AOCI	60.07	59.44	58.75	57.44	56.85	60.07	56.85

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Page 77 of 84

Reconciliation of Average Capital; Debt to Capital, Excluding AOCI

	Three Months Ended					Twelve Months Ended or As of		
(in millions USD, unless otherwise indicated)	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	12/31/2014	12/31/2013	12/31/2012
Voya Financial, Inc. shareholders' equity: end of period	15,206.0	15,338.9	14,461.3	13,435.8	14,286.1	16,146.2	13,315.2	13,919.9
AOCI	3,517.1	3,439.7	2,476.2	1,424.9	2,045.7	3,103.7	1,849.1	3,710.7
Voya Financial, Inc. shareholders' equity excluding AOCI end of period	11,688.9	11,899.2	11,985.1	12,010.9	12,240.4	13,042.5	11,466.1	10,209.2
Long - Term Debt	3,548.5	3,547.5	3,455.9	3,459.8	3,458.7	3,486.5	3,481.1	3,796.3
End of Period Capital	15,237.4	15,446.7	15,441.0	15,470.7	15,699.1	16,529.0	14,947.2	14,005.5
Closed Block Variable Annuity, Corporate, and Other Closed Blocks	7,129.4	7,190.7	7,071.0	7,093.7	7,056.1	7,752.0	5,731.2	4,182.5
End of Period Capital for Ongoing Business	8,108.0	8,256.0	8,370.0	8,377.0	8,643.0	8,777.0	9,216.0	9,823.0
Adjustments to TTM Average Capital [(1)]	204.0	197.0	217.0	320.0	152.0	251.0	(79.0)	107.0
Average Capital for Ongoing Business-TTM [(1)]	8,312.0	8,453.0	8,587.0	8,697.0	8,795.0	9,028.0	9,137.0	9,930.0
Debt to capital, including AOCI	18.9%	18.8%	19.3%	20.5%	19.5%	17.8%	20.7%	21.4%
Capital impact of AOCI	4.4%	4.2%	3.1%	1.9%	2.5%	3.3%	2.6%	5.7%
Debt to capital, excluding AOCI	23.3%	23.0%	22.4%	22.4%	22.0%	21.1%	23.3%	27.1%

[(1)] Trailing Twelve Months Calculation

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended 9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Year-to-Date 9/30/2016	9/30/2015
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	420.0	419.4	400.7	411.9	395.1	1,240.1	1,166.1
Investment Management	6.7	(8.6)	(14.7)	(8.8)	0.4	(16.6)	9.9
Annuities	267.2	269.3	255.1	273.1	264.8	791.6	795.0
Individual Life	213.3	210.7	207.9	217.4	218.8	631.9	662.0
Employee Benefits	28.2	27.5	25.4	26.8	26.8	81.1	81.3
Total Ongoing Business	**935.4**	**918.3**	**874.4**	**920.4**	**905.9**	**2,728.1**	**2,714.3**
Adjustments:							
Interest credited	(535.6)	(526.6)	(523.5)	(528.7)	(530.1)	(1,585.7)	(1,565.4)
Credit facility fees	(1.9)	(1.9)	(1.8)	(2.1)	(2.1)	(5.6)	(6.4)
Other	(4.1)	(3.6)	(4.5)	(3.9)	(3.9)	(12.2)	(11.5)
Total	**(541.6)**	**(532.1)**	**(529.8)**	**(534.7)**	**(536.1)**	**(1,603.5)**	**(1,583.3)**
Ongoing investment spread and other investment income	**393.8**	**386.2**	**344.6**	**385.7**	**369.8**	**1,124.6**	**1,131.0**
Fee based margin:							
Fee income							
Retirement	176.0	170.2	165.1	179.4	180.9	511.3	556.7
Investment Management	145.9	144.4	139.3	145.1	145.0	429.6	439.5
Annuities	17.1	16.4	15.8	16.4	16.0	49.3	47.2
Individual Life	307.8	300.2	297.2	283.1	307.0	905.2	889.3
Employee Benefits	15.2	15.8	15.8	16.0	21.0	46.8	52.3
Total	**662.0**	**647.0**	**633.2**	**640.0**	**669.9**	**1,942.2**	**1,985.0**
Other revenue							
Retirement	17.4	18.1	17.3	15.8	17.7	52.8	50.8
Investment Management	10.4	6.6	7.6	11.6	7.2	24.6	24.9
Annuities	3.8	3.9	4.3	3.5	3.5	12.0	11.0
Individual Life	4.9	3.7	4.4	4.6	4.1	13.0	12.3
Employee Benefits	(1.1)	(1.1)	(1.0)	(1.4)	(1.3)	(3.2)	(4.4)
Total	**35.4**	**31.2**	**32.6**	**34.1**	**31.2**	**99.2**	**94.6**
Total Ongoing Business	**697.4**	**678.2**	**665.8**	**674.1**	**701.1**	**2,041.4**	**2,079.6**
Adjustments:							
Surrender fees and MVA charges	(5.0)	(5.3)	(4.8)	0.1	(6.8)	(15.1)	(16.3)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(318.0)	(310.8)	(307.9)	(293.8)	(322.5)	(936.7)	(924.9)
Other	(0.7)	(0.1)	(1.2)	(3.1)	0.9	(2.0)	(0.6)
Total	**(323.7)**	**(316.2)**	**(313.9)**	**(296.8)**	**(328.4)**	**(953.8)**	**(941.8)**
Ongoing fee based margin	**373.7**	**362.0**	**351.9**	**377.3**	**372.7**	**1,087.6**	**1,137.8**

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Page 79 of 84

Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	60.4	114.6	354.6	55.4	543.6	529.6	558.0
Investment Management	—	—	—	—	—	—	—
Annuities	22.5	29.5	27.8	29.2	30.1	79.8	87.2
Individual Life	111.7	110.3	114.5	109.8	140.2	336.5	438.2
Employee Benefits	363.6	358.6	359.5	342.0	330.2	1,081.7	994.6
Total	**558.2**	**613.0**	**856.4**	**536.4**	**1,044.1**	**2,027.6**	**2,078.0**
Interest credited and other policyholder benefits							
Retirement	(290.3)	(342.7)	(576.6)	(278.6)	(759.9)	(1,209.6)	(1,190.7)
Investment Management	—	—	—	—	—	—	—
Annuities	(163.5)	(173.0)	(175.9)	(179.2)	(166.0)	(512.4)	(518.7)
Individual Life	(582.0)	(458.1)	(458.8)	(409.4)	(527.5)	(1,498.9)	(1,513.9)
Employee Benefits	(286.9)	(286.1)	(293.5)	(282.3)	(252.7)	(866.5)	(768.2)
Total	**(1,322.7)**	**(1,259.9)**	**(1,504.8)**	**(1,149.5)**	**(1,706.1)**	**(4,087.4)**	**(3,991.5)**
Total Ongoing Business	**(764.5)**	**(646.9)**	**(648.4)**	**(613.1)**	**(662.0)**	**(2,059.8)**	**(1,913.5)**
Adjustments:							
Interest credited	535.6	526.6	523.5	528.7	530.1	1,585.7	1,565.4
Surrender fees and MVA charges	5.0	5.3	4.8	(0.1)	6.8	15.1	16.3
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	305.2	310.3	307.5	305.9	307.1	923.0	907.7
Sales inducements amortization and unlocking	0.7	8.5	9.3	9.1	13.7	18.5	29.9
FAS 113 and SOP 03-1 amortization and unlocking	106.4	0.3	3.8	(2.9)	25.2	110.5	40.1
Credit facility fees	(20.1)	(19.6)	(19.5)	(18.9)	(22.7)	(59.2)	(66.1)
Other	4.0	4.2	5.6	5.7	(3.4)	13.8	3.1
Total	**936.8**	**835.6**	**835.0**	**827.5**	**856.8**	**2,607.4**	**2,496.4**
Ongoing net underwriting gain (loss) and other revenue	**172.3**	**188.7**	**186.6**	**214.4**	**194.8**	**547.6**	**582.9**

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Page 80 of 84

Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	9/30/2016	9/30/2015
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(207.8)	(213.9)	(225.3)	(217.9)	(210.6)	(647.0)	(651.7)
Investment Management	(111.5)	(110.6)	(109.5)	(105.5)	(107.0)	(331.6)	(334.8)
Annuities	(39.7)	(39.0)	(40.5)	(38.2)	(38.1)	(119.2)	(114.1)
Individual Life	(82.5)	(79.8)	(85.6)	(84.0)	(90.1)	(247.9)	(267.8)
Employee Benefits	(75.6)	(77.1)	(79.7)	(74.3)	(71.2)	(232.4)	(214.8)
Total Ongoing Business	**(517.1)**	**(520.4)**	**(540.6)**	**(519.9)**	**(517.0)**	**(1,578.1)**	**(1,583.2)**
Adjustments:							
Credit facility fees	22.0	21.5	21.3	21.0	24.8	64.8	72.5
Other	0.9	(0.3)	0.1	1.2	3.0	0.7	6.0
Total	**22.9**	**21.2**	**21.4**	**22.2**	**27.8**	**65.5**	**78.3**
Ongoing administrative expenses and trail commissions	**(494.2)**	**(499.2)**	**(519.2)**	**(497.7)**	**(489.2)**	**(1,512.6)**	**(1,504.8)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(112.8)	(25.2)	(32.1)	(28.8)	(86.3)	(170.1)	(155.8)
Investment Management	—	—	—	—	—	—	—
Annuities	5.9	(34.5)	(35.9)	(41.9)	(59.8)	(64.5)	(127.5)
Individual Life	(49.4)	(36.7)	(38.5)	(19.1)	(63.3)	(124.6)	(149.8)
Employee Benefits	(2.1)	(5.3)	(5.7)	(3.2)	(8.6)	(13.1)	(18.3)
Total Ongoing Business	**(158.4)**	**(101.7)**	**(112.2)**	**(93.0)**	**(218.0)**	**(372.3)**	**(451.4)**
Adjustments:							
Sales inducements amortization and unlocking	(0.7)	(8.5)	(9.3)	(9.1)	(13.7)	(18.5)	(29.9)
FAS 113 and SOP 03-1 amortization and unlocking	(106.4)	(0.3)	(3.8)	2.9	(25.2)	(110.5)	(40.1)
Unearned revenue reserve amortization and unlocking	12.8	0.5	0.4	(12.1)	15.4	13.7	17.2
Other	(0.1)	(0.2)	—	0.1	3.4	(0.3)	3.1
Total	**(94.4)**	**(8.5)**	**(12.7)**	**(18.2)**	**(20.1)**	**(115.6)**	**(49.7)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(252.8)**	**(110.2)**	**(124.9)**	**(111.2)**	**(238.1)**	**(487.9)**	**(501.1)**

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Voya Financial

Reconciliation of Investment Management Operating Margin, Excluding Investment Capital

Three Months Ended Twelve Months Ended

(in millions USD, unless otherwise indicated) 9/30/2016 6/30/2016 9/30/2015 9/30/2016 12/31/2015 12/31/2014 12/31/2013 12/31/2012

Operating revenues (1) 160.4 142.4 152.6 582.9 622.2 655.4 594.5 545.5 Operating expenses (111.5) (110.6) (107.0) (437.1) (440.3) (445.1) (429.6) (411.0) Operating earnings before income taxes 48.9 31.8 45.6 145.8 181.9 210.3 164.9 134.5 Operating margin 30.5% 22.3% 29.9% 25.0% 29.2% 32.1% 27.7% 24.6%

Operating revenues (1) 160.4 142.4 152.6 582.9 622.2 655.4 594.5 545.5 Less: Investment Capital Results (1) 4.1 (8.6) 0.4 (28.0) 1.1 19.7 23.8 41.6 Revenues excluding Investment Capital 156.3 151.0 152.2 610.9 621.1 635.7 570.7 503.9 Operating expenses (111.5) (110.6) (107.0) (437.1) (440.3) (445.1) (429.6) (411.0) Operating earnings excluding Investment Capital 44.8 40.4 45.2 173.8 180.8 190.6 141.1 92.9

Operating margin excluding Investment Capital 28.7% 26.8% 29.7% 28.4% 29.1% 30.0% 24.7% 18.4%

(1) Excludes gain from Lehman recovery in 2013 and 2016.

Additional Information

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Voya Financial
Fixed Maturity Securities - Businesses Exited Through Reinsurance

(in millions USD)	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
	Balances as of				
Fixed Maturity Securities - Businesses Exited Through Reinsurance					
By Security Sector:					
U.S. Government agencies and authorities	31.2	57.8	58.6	49.7	82.5
U.S. Corporate - Public	1,083.6	1,156.1	1,075.1	1,064.7	1,337.8
Foreign Government / Agency	—	—	—	—	—
Foreign Corporate - Public	158.5	171.0	166.7	175.9	183.0
State, municipalities and political subdivisions	131.2	135.7	129.5	88.4	105.4
Residential mortgaged-backed securities:					
Agency	48.9	51.6	48.8	28.5	55.6
Non - Agency	116.7	71.8	29.5	73.3	76.6
Total Residential mortgage-backed securities	**165.6**	**123.4**	**78.3**	**101.8**	**132.2**
Commercial mortgage-backed securities	136.3	139.4	126.5	120.0	124.1
Other asset-backed securities	17.0	13.1	43.7	23.9	42.8
Total fixed maturities, including securities pledged (1)	**1,723.4**	**1,796.5**	**1,678.4**	**1,624.4**	**2,007.8**

Fixed Maturity Securities - Businesses Exited Through Reinsurance	Balance as of September 30, 2016						
By ARO Rating:	**Total**	**AAA**	**AA**	**A**	**BBB**	**BB**	**B & Below**
Residential mortgaged-backed securities:							
Agency	48.9	48.9	—	—	—	—	—
Non - Agency	116.7	—	—	0.1	0.1	—	116.5
Total Residential mortgage-backed securities	**165.6**	**48.9**	—	**0.1**	**0.1**	—	**116.5**
Commercial mortgage-backed securities	136.3	45.3	61.9	19.3	3.6	—	6.2
Other asset-backed securities	17.0	17.0	—	—	—	—	—
Total Structured securities	**318.9**	**111.2**	**61.9**	**19.4**	**3.7**	—	**122.7**
Non-structured securities	1,404.5	62.3	196.8	658.8	484.2	2.4	—
Total fixed maturities, including securities pledged (1)	**1,723.4**	**173.5**	**258.7**	**678.2**	**487.9**	**2.4**	**122.7**

Fixed Maturity Securities - Businesses Exited Through Reinsurance	Balance as of September 30, 2016						
By NAIC Designation:	**Total**	**1**	**2**	**3**	**4**	**5**	**6**
Residential mortgaged-backed securities:							
Agency	48.9	48.9	—	—	—	—	—
Non - Agency	116.7	78.7	—	12.1	8.5	—	17.4
Total Residential mortgage-backed securities	**165.6**	**127.6**	—	**12.1**	**8.5**	—	**17.4**
Commercial mortgage-backed securities	136.3	136.3	—	—	—	—	—
Other asset-backed securities	17.0	17.0	—	—	—	—	—
Total Structured securities	**318.9**	**280.9**	—	**12.1**	**8.5**	—	**17.4**
Non-structured securities	1,404.5	918.3	483.7	2.5	—	—	—
Total fixed maturities, including securities pledged (1)	**1,723.4**	**1,199.2**	**483.7**	**14.6**	**8.5**	—	**17.4**

(1) Total investments, after consolidation (refer to the "Portfolio Composition" page), include amounts related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.

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Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
Voya Retirement Insurance and Annuity Company	A	A	A	A2
Voya Insurance and Annuity Company	A	A	A	A2
Midwestern United Life Insurance Company	A-	NR	A	NR
ReliaStar Life Insurance Company	A	A	A	A2
ReliaStar Life Insurance Company of New York	A	A	A	A2
Security Life of Denver Insurance Company	A	A	A	A2
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb	BBB+	BBB	Baa2
Long-Term Senior Unsecured Debt	bbb	BBB	BBB	Baa2
Junior Subordinated Debt	bb+	BB+	BB+	Baa3 (hyb)
Voya Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB	Baa2

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

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